   As filed with the Securities and Exchange Commission on June 25, 1999

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   Form N-1A

            REGISTRATION STATEMENT UNDER THE
              SECURITIES ACT OF 1933                   [_]


            File No. 2-78736                           [_]

            Pre-Effective Amendment No.
                                       ---
            Post-Effective Amendment No. 19            [X]
                                         ---

            REGISTRATION STATEMENT UNDER THE
              INVESTMENT COMPANY ACT OF 1940           [_]


            File No. 811-3531

            Amendment No. 20                           [X]

                 Nuveen Municipal Money Market Fund, Inc.
               (Exact Name of Registrant as Specified in Charter)

    333 West Wacker Drive, Chicago, Illinois                  60606
                                                            (Zip Code)
    (Address of Principal Executive Offices)

       Registrant's Telephone Number, Including Area Code: (312) 917-7700

       Gifford R. Zimmerman, Esq.--Vice President and Assistant Secretary
                             333 West Wacker Drive
                            Chicago, Illinois 60606
                    (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

[X] Immediately upon filing pursuant       [_] on (date) pursuant to paragraph
    to paragraph (b)                           (a)(1)

[_] on June 25, 1999 pursuant to           [_] 75 days after filing pursuant to
    paragraph (b)                              paragraph (a)(2)

[_] 60 days after filing pursuant to       [_] on (date) pursuant to paragraph
    paragraph (a)(1)                           (a)(2) of Rule 485.

If appropriate, check the following box:

[_] This post-effective amendment designates a new effective date for a previ-ously filed post-effective amendment.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                 NUVEEN MUNICIPAL MONEY MARKET FUND, INC.

                                    CONTENTS

                                       OF

                      POST-EFFECTIVE AMENDMENT NO. 19

                                       TO

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                                FILE NO. 2-78736

                                      AND

                             AMENDMENT NO. 20

                                       TO

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                               FILE NO. 811-3531

    This Registration Statement comprises the following papers and contents:

                 The Facing Sheet

                 Table of Contents

                 Part A--The Prospectus

                 Part B--The Statement of Additional Information

                 Copy of Annual Report to Shareholders (the financial
                  statements from which are incorporated by reference into the Statement of Additional Information)

                 Part C--Other Information

                 Signatures

                 Index to Exhibits

                 Exhibits

                               PART A--PROSPECTUS

                 NUVEEN MUNICIPAL MONEY MARKET FUND, INC.

                             333 West Wacker Drive

                            Chicago, Illinois 60606

                                                       June 28, 1999  Prospectus

                                                                   [NUVEEN LOGO]
                                                                    Mutual Funds

                      Nuveen Municipal Money Market Fund

For investors seeking
tax-free income,
stability and
liquidity in a
flexible cash
management
investment


Featuring Portfolio Management By Nuveen Investment Advisory Services A Premier Adviser/SM/ for Income Investing


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

We have used the icons
below throughout this
prospectus to make it
easy for you to find the
type of information
you need.


Investment
Strategy


Risks


Fees, Charges
and Expenses

Shareholder
Instructions


Performance and
Current Portfolio
Information



Section 1  The Fund
This section provides you with an overview of the fund including investment objectives, portfolio holdings and historical performance information.

Introduction                                                              1
 ............................................................................
Nuveen Municipal Money Market Fund                                        2
 ............................................................................

Section 2  How We Manage Your Money
This section gives you a detailed discussion of our investment and risk management strategies.

Who Manages the Fund                                                      4
 ............................................................................
What Securities We Invest In                                              4
 ............................................................................
How We Select Investments                                                 5
 ............................................................................
What the Risks Are and How We Manage Them                                 6
 ............................................................................

Section 3  How You Can Buy and Sell Shares
This section provides the information you need to move money into and out of your account.

How to Buy Shares                                                         8
 ............................................................................
Systematic Investing                                                      9
 ............................................................................
Special Services                                                          9
 ............................................................................
How to Sell Shares                                                       10
 ............................................................................

Section 4  General Information
This section summarizes the fund's distribution policies and other general information.

Dividends and Distributions                                              12
 ............................................................................
Taxes and Tax Reporting                                                  12
 ............................................................................
Service Plan                                                             13
 ............................................................................
Net Asset Value                                                          14
 ............................................................................
Fund Service Providers                                                   14
 ............................................................................
Year 2000                                                                14
 ............................................................................

Section 5  Financial Highlights
This section provides the fund's financial performance
for the past five years.                                                 16
 ............................................................................

                                                                   June 28, 1999

Section 1  The Fund

                 Nuveen New York Tax-Exempt Money Market Fund



Introduction

This prospectus is intended to provide important information to help you evaluate whether the Nuveen New York Tax-Exempt Money Market Fund may be right for you. Please read it carefully before investing and keep it for future reference.


Regular Income, Convenience and Stability of Principal

Tax-free money market funds offer you the opportunity to earn tax-free income on your cash reserves while also providing easy access to your money and stability of principal. They can provide a convenient way to make gradual transfers into stock or bond funds, or to lower the overall risk of your portfolio.

The fund invests in high quality municipal money market securities that its investment adviser believes present minimal credit risks. The fund's investment policies are designed to mitigate overall risk and maintain a constant price per share of $1.00, but there can be no guarantee of this.

--------------------------------------------------------------------------------
NOT FDIC OR GOVERNMENT INSURED         MAY LOSE VALUE          NO BANK GUARANTEE
--------------------------------------------------------------------------------

                                                          Section 1  The Fund  1

                      Nuveen Municipal Money Market Fund

Fund Overview

Investment Objective

The fund's investment objective is to provide as high a level of current income exempt from regular federal income taxes as is consistent with the stability of principal and the maintenance of liquidity.

How the Fund Pursues Its Objective

The fund invests substantially all of its assets in a diversified portfolio of high quality municipal money market instruments that the fund's investment adviser believes present minimal credit risks. The adviser selects money market instruments based on its assessment of current market interest rates and its market outlook. The adviser seeks to identify money market instruments with favorable characteristics the adviser believes are not yet recognized by the market.

What are the Risks of Investing in the Fund?

While the fund invests in securities its investment adviser believes present minimal credit and interest rate risks, the fund is not risk free. The value of the fund's investments may be adversely affected by changes in prevailing interest rates or an issuer's credit quality. The fund's investment policies are designed to mitigate these risks and maintain a constant price per share of $1.00, but there can be no guarantee of this. Like any mutual fund investment, loss of money is a risk of investing. An investment in the fund is not FDIC or government insured, or a bank deposit.

Is This Fund Right for You?

The fund may be appropriate for you if you seek to:

 . Earn monthly tax-free income on your cash reserves with check-writing privileges;

 .  Maintain stability of principal;

 .  Make gradual transfers into stock or bond funds; or

 .  Lower the overall risk of your investment portfolio.

You should not invest in this fund if you seek to pursue long-term growth of principal. You may not want to invest in this fund if you are subject to federal alternative minimum tax.

How the Fund Has Performed

The chart and table below illustrate annual fund returns for each of the past ten years as well as annualized fund and index returns for the one-, five-year and ten-year periods ended December 31, 1998. This information is intended to help you assess the variability of fund returns over the past ten years (and consequently, the potential rewards and risks of a fund investment). Of course past performance is not necessarily an indication of future performance.

Total Returns

                                 Annual Returns*

                                   1989--5.96%
                                   1990--5.57%
                                   1991--4.23%
                                   1992--2.55%
                                   1993--1.88%
                                   1994--2.27%
                                   1995--3.32%
                                   1996--2.92%
                                   1997--3.06%
                                   1998--2.96%

*The year-to-date return as of March 31, 1999 was .61%.


During the last ten years ended December 31, 1998, the highest and lowest quarterly returns were 1.53% and .44%, respectively, for the quarters ended June 30, 1989 and March 31, 1994.

                                           Average Annual Total Returns for
                                         the Periods Ended December 31, 1998
                                       ----------------------------------------
                                       1 Year          5 Year         10 Year
                                       ----------------------------------------
Nuveen Municipal
  Money Market Fund                     2.96%           2.91%          3.46%
-------------------------------------------------------------------------------
Lipper Index/1/                         3.04%           3.06%          3.58%

Based on the seven-day period ended December 31, 1998, the fund's yield was 3.06%, and the taxable equivalent yield (using maximum federal income tax rate of 39.6%) was 5.07%. For the fund's current yields, please call Nuveen at
(800) 257-8787.

2 Section 1  The Fund

What are the Costs of Investing?


These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.



Shareholder Transaction Expenses

Paid Directly From Your Investment
--------------------------------------------------
Maximum Sales Charge Imposed
on Purchases                                  None
 ..................................................
Maximum Sales Charge Imposed
on Reinvested Dividends                       None
 ..................................................
Exchange Fees                                 None
 ..................................................

Annual Fund Operating Expenses/2/

Paid From Fund Assets

Management Fees                               .49%
 ..................................................
12b-1 Distribution and Service Fees/3/        .20%
 ..................................................
Other Expenses                                .26%
 ..................................................
Total Operating Expenses-Gross+               .95%
 ..................................................

+  After Expense Reimbursements
 ..................................................
   Expense Reimbursements                    (.20%)
 ..................................................
   Total Operating Expenses--Net              .75%
 ..................................................

   Net expenses reflect the undertaking of the fund's adviser to reimburse expenses through December 31, 1999, in an amount necessary to limit total operating expenses to .75%. Thereafter, reimbursements may be modified or discontinued without notice at the adviser's discretion.

Example
The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the time periods indicated, and then redeem all your shares at the end of a period. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Your actual returns and costs may be higher or lower.


1 Year                                      $   97
 ..................................................
3 Years                                     $  303
 ..................................................
5 Years                                     $  525
 ..................................................
10 Years                                    $1,166
 ..................................................



How the Fund Is Invested (as of 06/18/99)

CAPTION>
Portfolio Statistics
Weighted Average Maturity (Days)                37
 ..................................................

Credit Quality


SP-1+, SP-1, A-1+, A-1            61%
SP-2, A-2                         11%
N/R                               28%


Industry Diversification (Top 5)


Tax Obligations/General                        19%
 ..................................................
Health Care                                    17%
 ..................................................
Long-Term Care                                 13%
 ..................................................
Utilities                                      12%
 ..................................................
Industrial/Other                                7%
 ..................................................

1. Lipper Index returns reflect the performance of funds in the Lipper Municipal Money Market Index. Returns assume reinvestment of dividends and do not reflect any applicable sales charges.

2. Expense information has been restated to reflect current fees payable under the investment management agreement and 12b-1 Plan recently approved by shareholders.

3. The 12b-1 fees paid by the Fund increased since the last fiscal year to .20% because the number of authorized dealers has increased and Nuveen has begun retaining 12b-1 fees on accounts with no authorized dealer for which Nuveen provides on-going shareholder account services.

                                                           Section 1 The Fund  3

Section 2  How We Manage Your Money

To help you understand how the fund's assets are managed, this section includes a detailed discussion of the adviser's investment and risk management strategies. For a more complete discussion of these matters, please consult the Statement of Additional Information.


Who Manages the Fund

Nuveen Investment Advisory Services provides advisory and investment management services to a broad range of clients. Nuveen Investment Advisory Services is comprised of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp., both of which are wholly-owned subsidiaries of John Nuveen & Co. Incorporated (Nuveen). Nuveen Advisory Corp. (Nuveen Advisory) is the fund's investment adviser and as such is responsible for the selection and on-going monitoring of the securities in the fund's portfolio, managing the fund's business affairs and providing certain clerical, bookkeeping and other administrative services. Nuveen Advisory is located at 333 West Wacker Drive, Chicago, IL 60606. For providing these services, Nuveen Advisory is paid an annual management fee. For the most recent fiscal year, the fund paid .50% of its average net assets to Nuveen Advisory for its services.

Founded in 1898, Nuveen has been synonymous with investments that withstand the test of time. Today, we offer a broad range of quality investments designed for individuals seeking to build and maintain wealth. Nuveen is the sponsor and principal underwriter of the fund's shares and has sponsored or underwritten more than $60 billion of investment company securities. Nuveen and its affiliates have approximately $55 billion in assets under management.


What Securities We Invest In

Municipal Money Market Securities

The Fund invests in high quality, short-term tax exempt debt securities, commonly known as municipal money market securities. Municipal money market securities pay income which is exempt from regular federal income tax but may be subject to the federal alternative minimum tax.

States and local governments, municipalities, agencies and other governmental units issue municipal money market securities to raise money for various public purposes, such as building public facilities, refinancing outstanding debt and financing general operating expenses. These securities include general obligation bonds, which are backed by the full faith and credit of the issuer and may be repaid from any revenue source, and revenue bonds, which may be repaid only from the revenue of a specific facility or source. These securities also include notes, such as


4  Section 2  How We Manage Your Money
bond anticipation, revenue anticipation, construction loans and bank notes, and commercial paper.

Credit-Enhanced Investments

Some of the fund's investments may be backed by a letter of credit or other type of credit enhancement. For example, if an issuer does not have the desired credit rating, another company may use its higher credit rating to back the issuer's rating by selling the issuer a letter of credit. Investments backed by a letter of credit are subject to the risk that the company issuing the letter of credit will not be able to fulfill its obligations to the fund, or is thought to be unlikely to be able to do so. This could cause losses to the fund and affect its share price.


Variable Rate and Floating Rate Demand Notes

We expect variable rate and floating rate securities will comprise a large portion of the fund's portfolio. These investments may have stated maturities of more than 397 days, but generally allow the holder to receive payment of principal plus accrued interest much sooner than this. Because their interest rates are not fixed, the income earned by the fund on these securities generally will fluctuate with changes in short-term interest rates.


When-Issued and Delayed Delivery Transactions

The fund may buy or sell securities on a when-issued or delayed delivery basis, paying for or taking delivery of the securities at a later date, normally within 15-45 days of the trade. These transactions involve an element of risk because the value of the security to be purchased may decline before the settlement date.


Temporary Strategies

The fund on a temporary basis may invest in taxable money market securities. Taxable money market securities include U.S. government securities, quality commercial paper or similar fixed-income securities with remaining maturities of one year or less. The fund will only do so under extraordinary circumstances or unusual market conditions. Under these circumstances, the fund will not be pursuing and may not achieve its investment objective.


How We Select Investments

Nuveen Advisory selects money market instruments based on its assessment of current market interest rates and its market outlook. Portfolio managers are supported by a team of specialized research analysts who review securities available for purchase, monitor the continued creditworthiness of the fund's investments, and analyze economic, political and demographic trends affecting the municipal money market. We seek to identify money market instruments with favorable characteristics we believe are not yet recognized by the market. We then select those higher-yielding and undervalued money market instruments that we believe represent the most attractive values without adding undue risk. We actively manage the maturity of the fund and its portfolio to optimally balance the fund's yield with the fund's exposure to interest rate risk.

                                           Section 2 How We Manage Your Money  5

An Important Note About Risk

Although the fund's investment policies are intended to minimize interest rate and credit risk, there can be no guarantee of this.


What the Risks Are and How We Manage Them

Risk is inherent in all investing. Investing in a mutual fund -- even a money market fund -- involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part of your investment. In pursuing its investment objective, the fund assumes investment risk, chiefly in the form of interest rate and credit risk. The fund tries to limit risk by restricting the types and maturities of the money market instruments it purchases, and by diversifying its investment portfolio among issuers and across different industries. Therefore, before investing, you should consider carefully the following risks that you assume when you invest in the fund.

Interest rate risk: Because the fund invests in fixed-income securities, the fund is subject to interest rate risk. Interest rate risk is the risk that the value of the fund's portfolio will decline because of rising interest rates. Interest rate risk is generally lower for shorter-term investments and higher for longer-term investments.

To mitigate interest rate risk, the fund, under normal market conditions, maintains an investment portfolio with an overall weighted average maturity of 90 days or less. In addition, the fund limits its investments to money market instruments with remaining effective maturities of 397 days or less.

Credit risk: The fund is subject to credit risk. Credit risk is the risk that an issuer of a money market instrument will be unable to meet its obligation to make interest and principal payments due to changing financial or market conditions, or possibly due to Year 2000 issues (see below). Generally, higher rated fixed-income securities carry less credit risk than lower rated fixed-income securities.

The fund attempts to mitigate credit risk by investing only in high quality money market instruments that Nuveen Advisory believes present minimal credit risks at the time of purchase. High quality instruments are:

 . rated in one of the two highest short-term rating categories by at least two nationally recognized rating services, or

 . if only one service has rated the instrument, rated by that service in one of its two highest short-term rating categories, or

 . unrated instruments that Nuveen Advisory judges to be of comparable quality.

In addition, the fund will not invest more than 5% of its total assets in money market instruments rated in the second highest short-term rating categories or in their unrated equivalents.

Year 2000 issues may affect the ability of municipal issuers to meet their interest and principal payment obligations to their bond holders, and may adversely affect the bonds' credit ratings and values. Municipal issuers may have greater Year 2000 risks than other issuers. Nuveen Advisory is requesting information from municipal issuers so that Nuveen Advisory can take the issuers' Year 2000 readiness, if made available, into account in making investment decisions. There can be no assurance that issuers will


6  Section 2  How We Manage Your Money
provide this information to Nuveen Advisory, or that issuers will begin or complete the work necessary to address any Year 2000 issues on a timely basis.

Concentration risk: Concentration risk is the risk that economic or other developments affecting a single industry may cause the value of related money market instruments to decline.

To mitigate concentration risk, the fund will not invest more than 25% of its assets in any one industry, excluding governmental issuers. The fund may, however, invest more than 25% of its assets in a broad segment of the municipal market, such as instruments issued to fund hospitals, housing or airports, if Nuveen Advisory believes that the potential returns justify any additional risks that may arise from doing so. These policies on concentration risk may not be changed without shareholder approval.

The fund may invest without limit in securities backed by letters of credit or other credit enhancements issued by banks and other financial institutions. As a result, changes in the banking industry may cause the value of securities backed by such credit enhancements to decline.

Insurance: The fund has purchased liability insurance against a decline in the value of the fund's portfolio caused by the default or bankruptcy of an issuer whose securities are owned by the fund. The insurance covers substantially all of the fund's investments except U.S. government securities. The maximum total coverage for all Nuveen money market funds is $50 million, with a deductible for each loss of 0.10% of the fund's net assets. The fund pays the policy's premiums. Coverage under the policy is subject to certain conditions and may not be renewable upon expiration. While the policy is intended to provide some protection against credit risk and to help the fund maintain a constant price per share of $1.00, there is no guarantee that the insurance will do so.


                                           Section 2  How We Manage Your Money 7

Section 3  How You Can Buy and Sell Shares

We offer a number of services for your convenience. Please see the Statement of Additional Information for further details.


How to Buy Shares

The fund offers only a single class of shares. Fund shares may be purchased at net asset value on any business day, which is any day the Federal Reserve Bank of Boston is normally open for business. Generally, the Bank is closed on weekends and national holidays. The fund's net asset value is determined at 12:00 noon Eastern Time on each business day, and on other days where there is significant trading activity in the fund's shares. If the fund receives your order in proper form before 12:00 noon Eastern Time and the fund's custodian receives federal funds from you before 3:00 p.m., Eastern Time, you will receive the dividend declared and net asset value computed on that day. These orders can be placed by calling (800) 858-4084. Otherwise, you will receive the next business day's dividend and net asset value.


Through a Financial Adviser

You may purchase shares through your financial adviser, who can handle all the details for you, including opening a new account. Financial advisers also can help you review your financial needs and formulate long-term investment goals and objectives. In addition, financial advisers generally can help you develop a customized financial plan, select investments, and monitor and review your portfolio on an on-going basis to help assure that your investments continue to meet your needs as circumstances change. Financial advisers are paid for on-going investment advice and services either from fund sales charges and fees or by charging you a separate fee in lieu of a sales charge. If you do not have a financial adviser, call (800) 257-8787 and Nuveen can refer you to one in your area.


By Mail

You may open an account and buy shares through the mail by completing the enclosed application and mailing it along with your check to the fund, c/o Nuveen Investor Services, P.O. Box 5186, Bowling Green Station, New York, NY 10274-5186. No third party checks will be accepted.


Investment Minimums

The minimum initial investment is $3,000 ($50 if you establish a systematic investment plan). Subsequent investments must be in amounts of $50 or more. The fund reserves the right to reject purchase orders and to waive or increase the minimum investment requirements.


8 Section 3  How You Can Buy and Sell Shares

Systematic Investing

Once you have established a fund account, you may participate in the fund's systematic investment plan. Systematic investing allows you to make regular investments through automatic deductions from your bank account or directly from your paycheck. The minimum automatic deduction is $50 per month. There is no charge to participate in the fund's systematic investment plan. You can stop the deductions at any time by notifying the fund in writing.


From Your Bank Account

You can make systematic investments by authorizing us to draw preauthorized checks on your bank account. To do this, simply complete the appropriate section of the account application form or submit an Account Update Form.


From Your Paycheck

With your employer's consent, you can make systematic investments by authorizing your employer to deduct monies from your paycheck. To do this, contact your financial adviser or call Nuveen at (800) 257-8787.


Special Services

To help make your investing with us easy and efficient, we offer you the following services at no extra cost.


Exchanging Shares

You may exchange fund shares into an identically registered account at any time for an appropriate class of another Nuveen mutual fund available in your state. Your exchange must meet the minimum purchase requirements of the fund into which you are exchanging. You may have to pay a sales charge when exchanging shares that you purchased without a sales charge for shares that are sold with a sales charge. Please consult the Statement of Additional Information for details.

The fund may change or cancel its exchange policy at any time upon 60 days' notice.


Fund Direct/SM/

The Fund Direct Program allows you to link your fund account to your bank account, transfer money electronically between these accounts, and perform a variety of account transactions, including purchasing shares by telephone and investing through a systematic investment plan. You also may have dividends, distributions, redemption payments or systematic withdrawal plan payments sent directly to your bank account. Your financial adviser can help you complete the forms for these services, or you can call Nuveen at (800) 257-8787 for copies of the necessary forms.

                                   Section 3  How You Can Buy and Sell Shares  9

An Important Note About Telephone Transactions

Although Nuveen Investor Services has certain safeguards and procedures to confirm the identity of callers, it will not be liable for losses resulting from following telephone instructions it reasonably believes to be genuine. Also, you should verify your trade confirmations immediately upon receipt.


How to Sell Shares

You may sell (redeem) your shares on any business day. You will receive the share price next determined after the fund has received your properly completed redemption request. If you are selling shares purchased recently with a check, you will not receive your redemption proceeds until your check has cleared. This may take up to ten days from your purchase date.


Through Your Financial Adviser

You may sell your shares through your financial adviser who can prepare the necessary documentation. Your adviser may charge you for this service.


By Telephone

If you have authorized telephone redemption privileges, you can redeem your shares by calling (800) 257-8787. Telephone redemptions are not available if you own shares in certificate form and may not exceed $50,000. Checks will only be issued to you as the shareholder of record and mailed to your address of record. If you have established Fund Direct privileges, you may have redemption proceeds transferred electronically to your bank account. We will normally mail your check the next business day.


By Check

You may request that the fund provides you with redemption checks. These checks may be made payable to any person in the amount of $500 or more. Simply fill out the appropriate section of the application form and submit the enclosed signature card. You must have enough shares in your account to cover the amount of each check you write or it will be returned. Writing checks from your fund account does not mean that your account is like a bank checking account. This check redemption privilege may be modified or terminated at any time.


By Mail

You can sell your shares at any time by sending a written request to the fund, c/o Nuveen Investor Services, P.O. Box 5186, Bowling Green Station, New York, NY 10274-5186. Your redemption request must include the following information:

 . The fund's name;

 . Your name and account number;

 . The dollar or share amount you wish to redeem;

 . The signature of each owner exactly as it appears on the account;

 . The name of the person to whom you want your redemption proceeds paid
  (if other than to the shareholder of record);

 . The address where you want your redemption proceeds sent (if other than the address of record); and

 . Any required signature guarantees (see below).


The fund will normally mail your check the next business day after it receives your redemption request, but in no event more than seven days after the fund receives your request. If you purchased your shares by check, your redemption proceeds will not be mailed until your check has cleared. This may take up to ten days from your purchase date.


10  Section 3  How You Can Buy and Sell Shares

An Important Note About Involuntary Redemption

From time to time, the fund may establish minimum account size requirements. The fund reserves the right to liquidate your account upon 30 days' written notice if the value of your account falls below an established minimum. The fund presently has set a minimum account balance of $100 unless you have an active Nuveen Defined Portfolio reinvestment account.


Signature Guarantees

Signature guarantees are required if you are redeeming more than $50,000, you want the check payable to someone other than the shareholder of record, you want the check sent to another address, or if the address on the fund's records has been changed within the last 60 days. Signature guarantees must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the fund. A notary public cannot provide a signature guarantee.


Systematic Withdrawal

If the value of your fund account is at least $10,000, you may participate in the fund's systematic withdrawal plan. The plan allows you to make regular withdrawals through automatic deductions from your fund account. The minimum automatic withdrawal is $50 per month. You may elect to receive payments monthly, quarterly, semi-annually or annually, and may choose to receive a check, or have the monies transferred directly to your bank account (see "Special Services -- Fund Direct" above), paid to a third party or sent payable to you at an address other than the address on the fund's records. To participate in the systematic withdrawal plan, simply complete the appropriate section of the account application or submit an account update form.


Redemptions In-Kind

The fund generally pays redemption proceeds in cash. Under unusual conditions that make cash payment unwise and for the protection of existing shareholders, the fund may pay all or a portion of your redemption proceeds in securities or other fund assets. Although it is unlikely that your shares would be redeemed in-kind, you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from that sale.


                                  Section 3  How You Can Buy and Sell Shares  11

Section 4  General Information

To help you understand the tax implications of investing in the fund, this section includes important details about how the fund makes distributions to shareholders. We discuss some other fund policies, as well.

Dividends and Distributions


The fund pays tax-free dividends monthly. The fund declares dividends on each business day to shareholders of record on that day.


Payment and Reinvestment Options

The fund automatically reinvests your dividends in additional fund shares unless you request otherwise. You may request to have your dividends paid to you by check, deposited directly into your bank account, paid to a third party, sent to an address other than the address on the fund's records, or reinvested in shares of another Nuveen mutual fund. For more information, contact your financial adviser or call Nuveen at (800) 257-8787.


Taxes and Tax Reporting

Because the fund invests in municipal money market securities, your regular monthly dividends will be exempt from regular federal income tax. A portion of these dividends, however, may be subject to state and local taxes or the federal alternative minimum tax. Although very unlikely, the fund may, from time to time, distribute taxable ordinary income or capital gains.

Early in each year, you will receive a statement detailing the amount and nature of all dividends that you were paid during the prior year. If you hold your investment at the firm where you purchased your fund shares, you will receive the statement from that firm. If you hold your shares directly at the fund, Nuveen will send you the statement. The tax status of your dividends is the same whether you reinvest your dividends or elect to receive them in cash.

If you receive social security or railroad retirement benefits, you should consult your tax adviser about how an investment in the fund may affect the federal taxation of your benefits.

Please note that if you do not furnish the fund with your correct Social Security number or employer identification number, federal law requires the fund to withhold federal income tax from your distributions and redemption proceeds, currently at a rate of 31%.


12  Section 4  General Information

Please consult the Statement of Additional Information and your tax adviser for more information about taxes.


Taxable Equivalent Yields

The taxable equivalent yield is the current yield you would need to earn on a taxable investment in order to equal a stated tax-free yield on a municipal investment. To assist you to more easily compare municipal investments like the funds with taxable alternative investments, the table below presents the taxable equivalent yields for a range of hypothetical tax-free yields and tax rates.


                            Taxable Equivalent Yield
===========================================================
                                Tax-Exempt Yields

 Federal Tax Rates      2.00%  2.50%  3.00%  3.50%  4.00%
-----------------------------------------------------------
 28.0%                  2.78%  3.47%  4.17%  4.86%  5.56%
-----------------------------------------------------------
 31.0%                  2.90%  3.62%  4.35%  5.07%  5.80%
-----------------------------------------------------------
 36.0%                  3.13%  3.91%  4.69%  5.47%  6.25%
-----------------------------------------------------------
 39.6%                  3.31%  4.14%  4.97%  5.79%  6.62%
-----------------------------------------------------------


The yields and tax rates shown above are hypothetical and do not predict your actual returns or effective tax rate. For more detailed information, see the Statement of Additional Information or consult your tax adviser.


Service Plan

Nuveen serves as the selling agent and distributor of the fund's shares. In this capacity, Nuveen manages the offering of the fund's shares and is responsible for all sales and promotional activities, and for providing certain services to shareholders. The fund has adopted a service plan in accordance with Rule 12b-1 under the Investment Company Act of 1940 to reimburse Nuveen for these services.

Nuveen uses the service fee paid under the plan to compensate authorized dealers, including Nuveen, for providing on-going account services to shareholders. These services may include establishing and maintaining your account, answering your questions and providing other personal services to you. Because these fees are paid out of the fund's assets on an ongoing basis, over time these fees will increase the cost of your investment. Nuveen may, in its discretion and from its own resources, pay certain financial service firms additional amounts for services rendered to shareholders.

Service fees under the plan are paid in accordance with the following schedule:


Average Daily Net Assets
of Serviced Accounts                            Fee
======================================================
Less than $2 million                           .10%
------------------------------------------------------
$2 million to $5 million                       .15%
------------------------------------------------------
$5 million to $10 million                      .20%
------------------------------------------------------
$10 million and over                           .25%
------------------------------------------------------

                                              Section 4  General Information  13

Net Asset Value

The price you pay and receive for your shares is based on the fund's net asset value per share, which is determined at 12:00 noon Eastern Time on each business day. Because the fund seeks to maintain a constant price per share of $1.00, the fund values its portfolio securities using the amortized cost method, which approximates market value and is described in more detail in the Statement of Additional Information. There can be no assurance that the fund will be able to maintain a constant price per share of $1.00.


Fund Service Providers

The custodian of the fund's assets is The Chase Manhattan Bank, 4 New York Plaza, New York, NY 10004-2413. Chase also provides certain accounting services to the fund. The fund's transfer, shareholder services and dividend paying agent, Chase Global Funds Services Company, P.O. Box 5186, New York, NY 10274-5186, performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts.


Year 2000

The fund's service providers rely on computer systems to manage the fund's investments, process shareholder transactions and provide shareholder account maintenance. Because of the way computers historically have stored dates, some of these systems currently may not be able to correctly process activity occurring in the year 2000. Nuveen is working with the fund's service providers to adapt their systems to address this issue. Nuveen and the fund expect that the necessary work will be completed on a timely basis, although there can be no assurance of this.


14  Section 4  General Information

Section 5  Financial Highlights

The following table is intended to help you better understand the fund's past performance. The table is excerpted from the fund's latest financial statements audited by Arthur Andersen LLP. You may obtain the complete statements along with the auditor's report by requesting from Nuveen a free copy of the fund's latest annual shareholder report.


Municipal Money Market Fund


                                                              Less
                                                     Distributions
                         Beginning            Net         from Net        Ending                      Ending
                               Net        Invest-          Invest-           Net                         Net
Year Ended                   Asset           ment             ment         Asset        Total         Assets
February 28/29,              Value      Income(a)           Income         Value       Return           (000)
-------------------------------------------------------------------------------------------------------------
     1999                    $1.00           $.03            $(.03)        $1.00         2.85%      $252,354
     1998                     1.00            .03             (.03)         1.00         3.02        270,723
     1997                     1.00            .03             (.03)         1.00         2.87        304,087
     1996                     1.00            .03             (.03)         1.00         3.23        339,662
     1995                     1.00            .03             (.03)         1.00         2.46        351,606
-------------------------------------------------------------------------------------------------------------



                                        Ratio/Supplemental Data
                      ------------------------------------------------------------
                                         Ratio                               Ratio
                                        of Net                              of Net
                        Ratio of    Investment        Ratio of          Investment
                        Expenses        Income        Expenses           Income to
                      to Average    to Average      to Average             Average
                      Net Assets    Net Assets      Net Assets          Net Assets
                          Before        Before           After               After
Year Ended            Reimburse-    Reimburse-      Reimburse-          Reimburse-
February 28/29,             ment          ment         ment(a)             ment(a)
-----------------------------------------------------------------------------------
     1999                    .80%         2.79%            .75%               2.84%
     1998                    .81          2.96             .75                3.02
     1997                    .80          2.82             .75                2.87
     1996                    .79          3.18             .75                3.22
     1995                    .78          2.40             .75                2.43
-----------------------------------------------------------------------------------

(a) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory.


                                             Section 5  Financial Highlights  15

Nuveen Mutual Funds

Nuveen offers a variety of mutual funds designed to help you reach your financial goals. The funds below are grouped by investment objectives.

Growth

Nuveen Rittenhouse Growth Fund

Growth and Income

European Value Fund
Growth and Income Stock Fund
Balanced Stock and Bond Fund
Balanced Municipal and Stock Fund
Dividend and Growth Fund

Income

Income Fund

Tax-Free Income

National Municipal Bond Funds

Long-term
Insured Long-term
Intermediate-term
Limited-term


State Municipal Bond Funds

Arizona
California/1/
Colorado
Connecticut
Florida
Georgia
Kansas
Kentucky
Louisiana
Maryland
Massachusetts/1/
Michigan
Missouri
New Jersey
New Mexico
New York/1/
North Carolina
Ohio
Pennsylvania
Tennessee
Virginia
Wisconsin

Cash Reserves

Money Market Fund
Municipal Money Market Fund
California Tax-Exempt Money Market Fund
New York Tax-Exempt Money Market Fund


Several additional sources of information are available to you. The Statement of Additional Information, incorporated by reference into this prospectus, contains detailed information on fund policies and operations. Shareholder reports contain management's discussion of market conditions, investment strategies that significantly affected the fund's performance results during its last fiscal year. Call Nuveen at (800) 257-8787 to request a free copy of any of these materials or other fund information, or ask your financial adviser for copies.


You also may obtain this and other fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (800) SEC-0330 for room hours and operation. You also may request fund information by writing to the SEC's Public Reference Section, Washington, D.C. 20549. The fund's Investment Company Act file number is 811-03531.

/1/ Long-term and insured long-term portfolios.

NUVEEN

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL  60606-1286

(800) 257-8787
www.nuveen.com

                  PART B--STATEMENT OF ADDITIONAL INFORMATION

                 NUVEEN MUNICIPAL MONEY MARKET FUND, INC.

                             333 West Wacker Drive

                            Chicago, Illinois 60606

Statement of Additional Information

June 28, 1999
Nuveen Municipal Money Market Fund, Inc.
333 West Wacker Drive
Chicago, Illinois 60606

NUVEEN MUNICIPAL MONEY MARKET FUND

This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Prospectus of the Nuveen Municipal Money Market Fund dated June 28, 1999. The Prospectus may be obtained without charge from certain securities representatives, banks, and other financial institutions that have entered into sales agreements with John Nuveen & Co. Incorporated, or from the Fund by mailing a written request to the Fund, c/o John Nuveen & Co. Incorporated ("Nuveen"), 333 West Wacker Drive, Chicago, Illinois 60606 or by calling (800) 257-8787.

Table of Contents                                       Page
------------------------------------------------------------
Investment Policies and Investment Portfolio             S-2
------------------------------------------------------------
Management                                              S-11
------------------------------------------------------------
Investment Adviser and Investment Management Agreement  S-15
------------------------------------------------------------
Portfolio Transactions                                  S-16
------------------------------------------------------------
Net Asset Value                                         S-17
------------------------------------------------------------
Tax Matters                                             S-19
------------------------------------------------------------
Performance Information                                 S-22
------------------------------------------------------------
Additional Information About Purchases and Sales        S-25
------------------------------------------------------------
Service Plan                                            S-28
------------------------------------------------------------
Other Information Regarding Shares of the Fund          S-30
------------------------------------------------------------
Financial Statements                                    S-31
------------------------------------------------------------

Principal Underwriter   Investment Adviser    Independent Public Accountants
John Nuveen & Co. Incorporated
                        Nuveen Advisory       for the Fund
                        Corp., Subsidiary
                        of John Nuveen &
                        Co. Incorporated

                                              Arthur Andersen LLP
Chicago:                                      33 West Monroe Street
333 West Wacker Drive                         Chicago, Illinois 60603
Chicago, Illinois 60606 333 West Wacker
                        Drive

(312) 917-7700

                        Chicago, Illinois
                        60606

                                              Transfer and Dividend
New York:                                     Disbursing Agent

10 East 50th Street                           Chase Global Funds
New York, New York 10022Custodian             Services Company
(212) 207-2000          The Chase Manhattan   P.O. Box 5186
                        Bank                  New York, New York 10274
                        4 New York Plaza
                        New York, New York
                        10004

                 FUNDAMENTAL POLICIES AND INVESTMENT PORTFOLIO

Fundamental Policies
The Fund's investment objective and certain fundamental policies are described in the Prospectus. The Fund, as a fundamental policy, may not, without the ap-proval of the holders of a majority of the shares:

(1) Invest in securities other than Municipal Obligations and temporary in-vestments as those terms are defined in the Prospectus;

(2) Invest more than 5% of its total assets in securities of any one issuer, excluding the United States government, its agencies and instrumentalities;

(3) Borrow money, except for temporary or emergency purposes and not for in-vestment purposes and then only in an amount not exceeding (a) 10% of the value of the Fund's total assets at the time of borrowing or (b) one-third of the value of the Fund's total assets including the amount borrowed in order to meet redemption requests which might otherwise require the untimely disposi-tion of securities. While any such borrowings exceed 5% of total assets, no additional purchases of investment securities will be made by the Fund. If due to market fluctuations or other reasons the value of the Fund's assets fall below 300% of its borrowings, the Fund will reduce its borrowings within 3 business days. To do this, the Fund may have to sell a portion of its invest-ments at a time when it may be disadvantageous to do so;

(4) Pledge, mortgage or hypothecate its assets, except that, to secure borrowings permitted by subparagraph (3) above, it may pledge securities hav-ing a market value at the time of pledge not exceeding 10% of the value of the Fund's total assets;

(5) Issue senior securities as defined in the Investment Company Act of 1940 except to the extent such issuance might be involved with respect to borrowings described under item (3) above;

(6) Underwrite any issue of securities, except to the extent that the purchase of Municipal Obligations in accordance with the Fund's investment objective, policies, and limitations, may be deemed to be an underwriting;

(7) Purchase or sell real estate, but this shall not prevent the Fund from in-vesting in Municipal Obligations secured by real estate or interests therein or foreclosing upon and selling such security;

(8) Purchase or sell commodities or commodities contracts or oil, gas or other mineral exploration or development programs;

(9) Make loans, other than by entering into repurchase agreements and through the purchase of Municipal Obligations or temporary investments in accordance with its investment objective, policies and limitations;

(10) Make short sales of securities or purchase any securities on margin, ex-cept for such short-term credits as are necessary for the clearance of trans-actions;

(11) Write or purchase put or call options, except to the extent that the pur-chase of a stand-by commitment may be considered the purchase of a put;

(12) Concentrate more than 25% of its assets in the securities of issuers in any single industry; provided, however, that such limitations shall not be ap-plicable on the purchase of Municipal Obligations issued by governments or po-litical subdivisions of governments, and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

(13) Invest more than 10% of its assets in repurchase agreements maturing in more than seven days, "illiquid" securities (such as non-negotiable CDs) and securities without readily available market quotations.

For the purpose of applying the limitations set forth in paragraph (2) above, the issuer shall be deemed a separate issuer when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental user, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-govern-mental user then such non-governmental user would be deemed to be the sole is-suer. Where a security is also backed by the enforceable obligation of a supe-rior or unrelated governmental entity or other entity (other than a bond in-surer) it shall be included in the computation of securities owned that are issued by such governmental entity or other entity.

Where a security is guaranteed by a governmental entity or some other facili-ty, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. Where a security is insured by bond insurance, it shall not be considered a security issued or guaranteed by the insurer; instead the issuer of such security will be determined in accor-dance with the principles set forth above. The foregoing restrictions do not limit the percentage of the Fund's assets that may be invested in securities insured by any single insurer. It is a fundamental policy of the Fund, which cannot be changed without the approval of the holders of a majority of shares of such Fund, that the Fund will not hold securities of a single bank, includ-ing securities backed by a letter of credit of such bank, if such holdings would exceed 10% of the total assets of the Fund.

The foregoing restrictions and limitations, as well as the Fund's policies as to ratings of fund investments, will apply only at the time of purchase of se-curities, and the percentage limitations will not be considered violated un-less an excess or deficiency occurs or exists immediately after and as a re-sult of an acquisition of securities, unless otherwise indicated.

The foregoing fundamental investment policies, together with the investment objective of the Fund, cannot be changed without approval by holders of a "ma-jority of the Fund's outstanding voting shares." As defined in the Investment Company Act of 1940, this means the vote of (i) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the Fund's shares are present or represented by proxy, or (ii) more than 50% of the Fund's shares, whichever is less.

General Information

The Nuveen Municipal Money Market Fund, Inc. (the "Fund") is an open-end diver-sified management company incorporated as a Maryland corporation on July 6, 1982. It is authorized to issue 2,000,000,000 shares of Common Stock, $.01 par value. Prior to June 1999, the Fund was called the Nuveen Tax-Free Reserves, Inc. Fund shares represent an interest in the same portfolio of investments of the Fund. Fund shares have equal rights as to voting, redemption, dividends and liquidation, and have exclusive voting rights with respect to any applicable distribution or service plan. There are no conversion, preemptive or other sub-scription rights. The Board of Directors of the Fund has the right to establish additional series and classes of shares in the future, to change those series or classes and to determine the preferences, voting powers, rights and privi-leges thereof.

Year 2000 Issues

The "Year 2000" problem refers to the fact that many computer programs use only the last two digits of a year, and do not recognize a year that begins with "20" instead of "19." If this problem is not corrected, computers could func-tion improperly or not at all, which could affect the global economy. The SEC has urged securities issuers to disclose the steps they are taking to correct any Year 2000 problems.

The Fund invests primarily in money market instruments. If the issuers of these instruments do not correct any Year 2000 problems in a timely manner, they could experience problems in conducting their operations or in making payments on their securities, which could cause the value of these securities to de-cline. Issuers could experience three types of Year 2000 problems. First, if an issuer's internal computer systems experience Year 2000 problems, this could disrupt an issuer's operations (such as its ability to collect local taxes or fees). Second, an issuer may rely on other parties for the payments that sup-port its debt service, such as servicers that collect mortgage or student loan payments, and those third parties may have Year 2000 problems that interfere with their ability to forward payments to the issuer. Third, an issuer may have mechanical problems in sending payments to its securities holders.

Nuveen Advisory is obtaining information about the Year 2000 readiness of the issuers of its portfolio securities as part of its on-going surveillance of the creditworthiness of those issuers.

Portfolio Securities
The various securities in which the Fund intends to invest are described in the Prospectus. The following is a more complete description of certain Municipal Obligations in which the Fund may invest:

Municipal Obligations
The Fund invests in debt obligations issued by states, cities and local author-ities to obtain funds for various public purposes, including the construction of such public facilities as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which these securities may be issued include the refinancing of outstanding obligations, the obtaining of funds for general operating expenses and for loans to other public institutions and facilities. In addition, certain industrial development bonds and pollution control bonds may be in-cluded within the term Municipal Obligations if the interest paid thereon qual-ifies as exempt from federal income tax.

Two principal classifications of these securities (sometimes called Municipal Obligations) are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development and pollution control bonds are in most cases revenue bonds and do not generally constitute the pledge of the credit or tax-ing power of the issuer of such bonds.

Municipal Obligations can be further classified between bonds and notes. Bonds are issued to raise longer-term capital but, when purchased by the Fund, will have 397 days or less remaining until maturity or will have a variable or floating rate of interest. These issues may be either general obligation bonds or revenue bonds.

Notes are short-term instruments with a maturity of two years or less. Most notes are general obligations of the issuer and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Payment of these notes is primarily dependent upon the issuer's receipt of the anticipated reve-nues.

Municipal Obligations also include very short-term unsecured, negotiable prom-issory notes, issued by states, municipalities, and their agencies, which are known as "tax-exempt commercial paper" or "municipal paper." Payment of princi-pal and interest on issues of municipal paper may be made from various sources, to the extent that funds are available therefrom. There is a limited secondary market for issues of municipal paper.

While these various types of notes as a group represent the major portion of the tax-exempt note market, other types of notes are occasionally available in the marketplace and the Fund may invest in such other types of notes to the ex-tent consistent with its investment objective and limitations. Such notes may be issued for different purposes and with different security than those men-tioned above.

The yields on Municipal Obligations are dependent on a variety of factors, in-cluding the condition of the general money market and the Municipal Obligation market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of Moody's and S&P represent their opin-ions as to the quality of those Municipal Obligations which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, Municipal Obligations with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield. The market value of outstanding Municipal Obligations will vary with changes in prevailing interest rate levels and as a result of changing evaluations of the ability of their issuers to meet interest and principal payments.

Obligations of issuers of debt securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures or referenda ex-tending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its debt security may be materially affected.

Bond Anticipation Notes (BANs) are usually general obligations of state and lo-cal governmental issuers which are sold to obtain interim financing for pro-jects that will eventually be funded through the sale of long-term debt obliga-tions or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer's access to the long-term municipal bond mar-ket and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

Tax Anticipation Notes (TANs) are issued by state and local governments to fi-nance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. TANs are usually general obligations of the issuer. A weakness in an issuer's capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could ad-versely affect the issuer's ability to meet its obligations on outstanding TANs.

Revenue Anticipation Notes (RANs) are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as antici-pated revenues from another level of government, could adversely affect an is-suer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obli-gations could affect the ability of the issuer to pay the principal and inter-est on RANs.

Construction Loan Notes are issued to provide construction financing for spe-cific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

Bank Notes are notes issued by local governmental bodies and agencies such as those described above to commercial banks as evidence of borrowings. The pur-poses for which the notes are issued are varied but they are frequently issued to meet short-term working-capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.

Industrial Development and Pollution Control Bonds are issued by or on behalf of public authorities to finance various privately-rated facilities. Typically the interest paid thereon is exempt from federal income tax.

Variable and Floating Rate Instruments. Certain money market instruments may carry variable or floating rates of interest. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices, such as a bank prime rate or tax-exempt money market index. Variable rate notes are adjusted to current interest rate levels at certain specified times, such as every 30 days, as set forth in the instrument. A floating rate note adjusts automatically whenever there is a change in its base interest rate adjustor, e.g., a change in the prime lending rate or specified interest rate indices. Typically such instruments carry demand features permit-ting the Fund to recover the full principal amount thereof upon specified notice.

One form of variable or floating rate instrument consists of an underlying fixed rate municipal bond that is subject to a third party demand feature or "tender option." The holder of the bond would pay a "tender fee" to the third party tender option provider, the amount of which would be periodically ad-justed so that the bond/tender option combination would reasonably be expected to have a market value that approximates the par value of the bond. This bond/tender option combination would therefore be functionally equivalent to ordinary variable or floating rate obligations as described above, and the Fund may purchase such obligations subject to certain conditions specified by the Securities and Exchange Commission.

The Fund's right to obtain payment at par on a demand instrument upon demand could be adversely affected by events occurring between the date the Fund elects to tender the instrument and the date proceeds are due. Nuveen Advisory will monitor on an ongoing basis the pricing, quality and liquidity of such in-struments and will similarly monitor the ability of an obligor under the demand arrangement, including demand obligors as to instruments supported by bank let-ters of credit or guarantees, to pay principal and interest on demand. Although the ultimate maturity of such variable rate obligations may exceed one year, the Fund will treat the maturity of each variable rate demand obligation, for purposes of computing its dollar-weighted average portfolio maturity, as the longer of (i) the notice period required before the Fund is entitled to payment of the principal amount through demand, or (ii) the period remaining until the next interest rate adjustment.

The Fund may also obtain standby commitments with respect to Municipal Obliga-tions. Under a standby commitment (often referred to as a put), the party issu-ing the commitment agrees to purchase at the Fund's option the Municipal Obli-gation at an agreed-upon price on certain dates or within a specific period. Since the value of a standby commitment depends in part upon the ability of the issuing party to meet its purchase obligations thereunder, the Fund will enter into standby commitments only with parties which have been evaluated by Nuveen Advisory and, in the opinion of Nuveen Advisory, present minimal credit risks.

The amount payable to the Fund upon its exercise of a standby commitment would be (1) the acquisition cost of the Municipal Obligations (excluding any accrued interest that the Fund paid on acquisition), less any amortized market premium or plus any amortized market or original during the period the Fund owned the security, plus (2) all interest accrued on the security since the last interest payment date during the period the security was owned by the Fund. The Fund's right to exercise standby commitments held by it will be unconditional and un-qualified. The acquisition of a standby commitment will not affect the valua-tion of the underlying security, which will continue to be valued in accordance with the amortized cost method. The standby commitment itself will be valued at zero in determining net asset value. The Fund may purchase standby commitments for cash or pay a higher price for portfolio securities which are acquired sub-ject to such a commitment (thus reducing the yield to maturity otherwise avail-able for the same securities). The maturity of a Municipal Obligation purchased by the Fund will not be considered shortened by any standby commitment to which such security is subject. Although the Fund rights under a standby commitment would not be transferable, the Fund could sell Municipal Obligations which were subject to a standby commitment to a third party at any time.

When-Issued Securities
The Fund may purchase and sell Municipal Obligations on a when-issued or de-layed delivery basis. When-issued and delayed delivery transactions arise when securities are purchased or sold with payment and delivery beyond the regular settlement date. (When-issued transactions normally settle within 30-45 days.) On such transactions the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. The commitment to purchase secu-rities on a when-issued or delayed delivery basis may involve an element of risk because the value of the securities is subject to market fluctuation, no interest accrues to the purchaser prior to settlement of the transaction, and at the time of delivery the market value may be less than cost. At the time the Fund makes the commitment to purchase a Municipal Obligation on a when-issued or delayed delivery basis, it will record the transaction and reflect the amount due and the value of the security in determining its net asset value. Likewise, at the time the Fund makes the commitment to sell a Municipal Obliga-tion on a delayed delivery basis, it will record the transaction and include the proceeds to be received in determining its net asset value; accordingly, any fluctuations in the value of the Municipal Obligation sold pursuant to a delayed delivery commitment are ignored in calculating net asset value so long as the commitment remains in effect. The Fund will maintain designated readily marketable assets at least equal in value to commitments to purchase when-is-sued or delayed delivery securities, such assets to be segregated by the Custo-dian specifically for the settlement of such commitments. The Fund will only make commitments to purchase Municipal Obligations on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but the Fund reserves the right to sell these securities before the settlement date if it is deemed advisable. If a when-issued security is sold before delivery any gain or loss would not be tax-exempt.

Taxable Investments
Taxable investments (sometimes called "Temporary Investments") include obliga-tions of the United States Government, its agencies or instrumentalities; debt securities of issuers having, at the time of purchase, a quality rating within the two highest grades by either Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") (Aaa or Aa, or AAA or AA, respectively); commercial paper rated in the highest grade by either of such rating services (Prime-1 or A-1, respectively); certificates of deposit of domestic banks with assets of $1 billion or more; and Municipal Obligations and U.S. Government ob-ligations subject to short-term repurchase agreements.

Subject to the limitations described in the Prospectus the Fund may invest in the following taxable investments:

U.S. Government Direct Obligations--issued by the United States Treasury and include bills, notes, and bonds.

--Treasury bills are issued with maturities of up to one year. They are issued in bearer form, are sold on a discount basis and are payable at par value at maturity.

--Treasury notes are longer-term interest-bearing obligations with original ma-turities of one to seven years.

--Treasury bonds are longer-term interest-bearing obligations with original ma-turities from five to thirty years.

U.S. Government Agencies Securities--Certain federal agencies have been estab-lished as instrumentalities of the United States government to supervise and finance certain types of activities. These agencies include, but are not lim-ited to the Bank for Cooperatives, Federal Land Banks, Federal Intermediate Credit Banks, Federal Home Loan Banks, Federal National Mortgage Association, Government National Mortgage Association, Export-Import Bank of the United States and Tennessee Valley Authority. Issues of these agencies, while not di-rect obligations of the United States government, are either backed by the full faith and credit of the United States or are guaranteed by the Treasury or sup-ported by the issuing agencies' right to borrow from the Treasury. There can be no assurance that the United States government itself will pay interest and principal on securities as to which it is not so legally obligated.

Certificates of Deposit (CDs)--A certificate of deposit is a negotiable inter-est-bearing instrument with a specific maturity. CDs are issued by banks in ex-change for the deposit of funds and normally can be traded in the secondary market, prior to maturity. The Fund will only invest in U.S. dollar denominated CDs issued by U.S. banks with assets of $1 billion or more.

Commercial Paper--Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations. Maturities on these issues vary from a few to 397 days. Commercial paper may be purchased from U.S. corpo-rations.

Other Corporate Obligations--The Fund may purchase notes, bonds and debentures issued by corporations if at the time of purchase there is less than 397 days remaining until maturity or if they carry a variable or floating rate of inter-est.

Repurchase Agreements--A repurchase agreement is a contractual agreement whereby the seller of securities (U.S. Government or Municipal Obligations) agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed upon repurchase price determines the yield during the Fund's holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Fund will only enter into repurchase agreements with dealers, domestic banks or recognized financial institutions that in the opin-ion of Nuveen Advisory represent minimal credit risk. The risk to the Fund is limited to the ability of the issuer to pay the agreed upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Fund might incur a loss if the value of the collateral de-clines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the col-lateral by the Fund may be delayed or limited. Nuveen Advisory will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that the value always equals or exceeds the agreed upon repurchase price. In the event the value of the collateral declines below the repurchase price, Nuveen Advisory will demand additional collateral from the issuer to in-crease the value of the collateral to at least that of the repurchase price.

Ratings of Investments
The two highest ratings of Moody's for Municipal Obligations are Aaa and Aa. Municipal Obligations rated Aaa are judged to be of the "best quality." The rating of Aa is assigned to Municipal Obligations which are of "high quality by all standards," but as to which margins of protection or other elements make long-term risks appear somewhat larger than in Aaa rated Municipal Obligations. The Aaa and Aa rated Municipal Obligations comprise what are generally known as "high grade bonds." Moody's bond rating symbols may contain numerical modifiers of a generic rating classification. The modifier 1 indicates that the bond ranks at the high end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

The two highest ratings of S&P for Municipal Obligations are AAA and AA. Munic-ipal Obligations rated AAA have an extremely strong capacity to pay principal and interest. The rating of AA indicates that capacity to pay principal and in-terest is very strong and such bonds differ from AAA issues only in small de-gree.

The highest rating of Moody's and S&P for federally tax-exempt short-term loans and notes is VMIG-1 or MIG-I and SP-1, respectively. Obligations designated VMIG-I and MIG-I are the best quality, enjoying strong protection from estab-lished cash flows for their servicing or from established and broad-based ac-cess to the market for refinancing, or both. The designation SP-1 indicates a very strong or strong capacity to pay principal and interest.

The Fund's ability to purchase commercial paper of tax-exempt and corporate is-suers is limited to commercial paper rated Prime-1 by Moody's or A-1 by S&P. The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuer's rated P-1 have a superior capacity for repayment of short-term obligations normally evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures which moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternative liquidity. The designation A-1 indicates that the degree of safety regarding timely payment is very strong.

Subsequent to its purchase by the Fund, an issue may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Nei-ther event requires the elimination of such obligations from the Fund, but Nuveen Advisory will consider such an event in its determination of whether the Fund should continue to hold such obligation.

                                   MANAGEMENT

The management of the Fund, including general supervision of the duties per-formed by Nuveen Advisory under the Investment Management Agreement, is the re-sponsibility of its Board of Directors. There are seven directors of the Fund, one of whom is an "interested person" (as that term is defined in the Invest-ment Company Act of 1940). None of the Directors who are not "interested per-sons" of the Fund has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the directors and officers of the Fund and their ages and principal occupations and other affili-ations during the past five years are set forth below.

--------------------------------------------------------------------------------
                                  Positions and         Principal Occupations
 Name and Address             Age Offices with Funds    During Past Five Years
--------------------------------------------------------------------------------
 Timothy R. Schwertfeger*+    50  Chairman of the Board Chairman of the Board of
 333 West Wacker Drive            and Director          the Funds (since July
 Chicago, IL 60606                                      1996); Trustee and
                                                        President of the Funds
                                                        advised by Nuveen
                                                        Institutional Advisory
                                                        Corp. (since July 1996);
                                                        Chairman (since July
                                                        1996), Director, and
                                                        previously Executive
                                                        Vice President, of The
                                                        John Nuveen Company,
                                                        John Nuveen & Co.,
                                                        Nuveen Advisory Corp.
                                                        and Nuveen Institutional
                                                        Advisory Corp.; Director
                                                        (since 1996) of
                                                        Institutional Capital
                                                        Corporation; Chairman
                                                        and Director of Nuveen
                                                        Asset Management, Inc.;
                                                        Chairman and Director of
                                                        Rittenhouse Financial
                                                        Services Inc. (since
                                                        1999).

--------------------------------------------------------------------------------
 Robert P. Bremner            58  Director              Private Investor and
 3725 Huntington Street, N.W.                           Management Consultant.
 Washington, D.C. 20015

--------------------------------------------------------------------------------
 Lawrence H. Brown            64  Director              Retired (August 1989) as
 201 Michigan Avenue                                    Senior Vice President of
 Highwood, IL 60040                                     The Northern Trust
                                                        Company (banking and
                                                        trust industry).

--------------------------------------------------------------------------------
 Anne E. Impellizzeri         66  Director              Executive Director
 3 West 29th Street                                     (since 1998) of Manitoga
 New York, NY 10001                                     (center for Russell
                                                        Wright's design/home and
                                                        landscape); formerly
                                                        President and Chief
                                                        Executive Officer of
                                                        Blanton-Peale,
                                                        Institutes of Religion
                                                        and Health (a training
                                                        and counseling
                                                        organization).
--------------------------------------------------------------------------------
 Peter R. Sawers               66 Director              Adjunct Professor of
 22 The Landmark                                        Business and Economics,
 Northfield, IL 60093                                   University of Dubuque,
                                                        Iowa; Adjunct Professor,
                                                        Lake Forest Graduate
                                                        School of Management,
                                                        Lake Forest, Illinois;
                                                        Chartered Financial
                                                        Analyst; Certified
                                                        Management Consultant.

--------------------------------------------------------------------------------
 William J. Schneider          54 Director              Senior Partner and Chief
 4000 Miller-Valentine Ct.                              Operating Officer,
 P.O. Box 744                                           Miller-Valentine
 Dayton, OH 45401                                       Partners, Vice
                                                        President, Miller-
                                                        Valentine Group
                                                        (commercial real
                                                        estate); Member
                                                        Community Advisory
                                                        Board, National City
                                                        Bank, Dayton, Ohio.

--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
                            Positions and                      Principal Occupations
 Name and Address       Age Offices with Funds                 During Past Five Years
---------------------------------------------------------------------------------------
 Judith M. Stockdale     51 Director                           Executive Director,
 35 E. Wacker Drive                                            Gaylord and Dorothy
 Suite 2600                                                    Donnelley Foundation, a
 Chicago, IL 60601                                             private family
                                                               foundation (since 1994);
                                                               prior thereto, Executive
                                                               Director, Great Lakes
                                                               Protection Fund (from
                                                               1990 to 1994).

--------------------------------------------------------------------------------
 Alan G. Berkshire+      38 Vice President and Asst. Secretary Vice President and
 333 West Wacker Drive      since 1998                         General Counsel (since
 Chicago, IL 60606                                             September 1997) and
                                                               Secretary (since May
                                                               1998) of The John Nuveen
                                                               Company, John Nuveen &
                                                               Co. Incorporated, Nuveen
                                                               Advisory Corp. and
                                                               Nuveen Institutional
                                                               Advisory Corp.; prior
                                                               thereto, partner in the
                                                               law firm of Kirkland &
                                                               Ellis.

--------------------------------------------------------------------------------
 Peter H. D'Arrigo+      31 Vice President and Treasurer       Vice President of John
 333 West Wacker Drive      since 1999                         Nuveen & Co.
 Chicago, IL 60606                                             Incorporated (since
                                                               January 1999), prior
                                                               thereto. Assistant Vice
                                                               President (from January
                                                               1997); formerly,
                                                               Associate of John Nuveen
                                                               & Co. Incorporated;
                                                               Chartered Financial
                                                               Analyst.

--------------------------------------------------------------------------------
 Michael S. Davern+      42 Vice President since 1997          Vice President of Nuveen
 333 West Wacker Drive                                         Advisory Corp. (since
 Chicago, IL 60606                                             January 1997); prior
                                                               thereto, Vice President
                                                               and Portfolio Manager of
                                                               Flagship Financial, Inc.
                                                               (from September 1991 to
                                                               January 1997).

---------------------------------------------------------------------------------------
 Lorna C. Ferguson+      53 Vice President since 1998          Vice President of John
 333 West Wacker Drive                                         Nuveen & Co.
 Chicago, IL 60606                                             Incorporated; Vice
                                                               President of Nuveen
                                                               Advisory Corp. and
                                                               Nuveen Institutional
                                                               Advisory Corp. (since
                                                               January 1998).

---------------------------------------------------------------------------------------
 William M. Fitzgerald+  35 Vice President since 1996          Vice President of Nuveen
 333 West Wacker Drive                                         Advisory Corp. (since
 Chicago, IL 60606                                             December 1995); prior
                                                               thereto, Assistant Vice
                                                               President of
                                                               Nuveen Advisory Corp.
                                                               (from September 1992 to
                                                               December 1995);
                                                               Chartered Financial
                                                               Analyst.

---------------------------------------------------------------------------------------
 Stephen D. Foy+         44 Vice President and Controller      Vice President of John
 333 West Wacker Drive      since 1998                         Nuveen & Co.
 Chicago, IL 60606                                             Incorporated and (since
                                                               May 1998) The John
                                                               Nuveen Company;
                                                               Certified Public
                                                               Accountant.

--------------------------------------------------------------------------------
 J. Thomas Futrell+      43 Vice President since 1991          Vice President of Nuveen
 333 West Wacker Drive                                         Advisory Corp.;
 Chicago, IL 60606                                             Chartered Financial
                                                               Analyst.

---------------------------------------------------------------------------------------
 Richard A. Huber+       36 Vice President since 1997          Vice President of Nuveen
 333 West Wacker Drive                                         Institutional Advisory
 Chicago, IL 60606                                             Corp. (since March 1998)
                                                               and Nuveen Advisory
                                                               Corp. (since January
                                                               1997); prior thereto,
                                                               Vice President and
                                                               Portfolio Manager of
                                                               Flagship Financial, Inc.

---------------------------------------------------------------------------------------
 Steven J. Krupa+        41 Vice President since 1990          Vice President of Nuveen
 333 West Wacker Drive                                         Advisory Corp.
 Chicago, IL 60606

--------------------------------------------------------------------------------

------------------------------------------------------------------------------------
                              Positions and                 Principal Occupations
 Name and Address         Age Offices with Funds            During Past Five Years
------------------------------------------------------------------------------------
 Larry W. Martin+          47 Vice President and            Vice President,
 333 West Wacker Drive        Asst. Secretary since 1993    Assistant Secretary and
 Chicago, IL 60606                                          Assistant General
                                                            Counsel of John Nuveen &
                                                            Co. Incorporated; Vice
                                                            President and Assistant
                                                            Secretary of Nuveen
                                                            Advisory Corp. and
                                                            Nuveen Institutional
                                                            Advisory Corp.,
                                                            Assistant Secretary of
                                                            The John Nuveen Company
                                                            and (since January 1997)
                                                            Nuveen Asset Management
                                                            Inc.

------------------------------------------------------------------------------------
 Edward F. Neild, IV+      33 Vice President since 1996     Vice President of Nuveen
 333 West Wacker Drive                                      Advisory Corp. and
 Chicago, IL 60606                                          Nuveen Institutional
                                                            Advisory Corp. (since
                                                            September 1996); prior
                                                            thereto, Assistant Vice
                                                            President of Nuveen
                                                            Advisory Corp. (from
                                                            December 1993 to
                                                            September 1996) and
                                                            Nuveen Institutional
                                                            Advisory Corp. (from May
                                                            1995 to September 1996);
                                                            Chartered Financial
                                                            Analyst.

------------------------------------------------------------------------------------
 Stephen S. Peterson+      41 Vice President since 1997     Vice President, (since
 333 West Wacker Drive                                      September 1997),
 Chicago, IL 60606                                          Assistant Vice President
                                                            (from September 1996 to
                                                            September 1997), and
                                                            Portfolio Manager prior
                                                            thereto, of Nuveen
                                                            Advisory Corp.;
                                                            Chartered Financial
                                                            Analyst.

------------------------------------------------------------------------------------
 Stuart W. Rogers+         43 Vice President since 1997     Vice President of John
 333 West Wacker Drive                                      Nuveen & Co.
 Chicago, IL 60606                                          Incorporated.

------------------------------------------------------------------------------------
 Thomas C. Spalding, Jr.+  47 Vice President since 1980     Vice President of Nuveen
 333 West Wacker Drive                                      Advisory Corp. and
 Chicago, IL 60606                                          Nuveen Institutional
                                                            Advisory Corp.;
                                                            Chartered Financial
                                                            Analyst.

------------------------------------------------------------------------------------
 William S. Swanson+       33 Vice President since 1998     Vice President of John
 333 West Wacker Drive                                      Nuveen & Co.
 Chicago, IL 60606                                          Incorporated (since
                                                            October 1997); Assistant
                                                            Vice President (from
                                                            September 1996 to
                                                            October 1997) and
                                                            formerly, Associate;
                                                            Chartered Financial
                                                            Analyst.

------------------------------------------------------------------------------------
 Gifford R. Zimmerman+     42 Vice President since 1993 and Vice President,
 333 West Wacker Drive        Secretary since 1998          Assistant Secretary and
 Chicago, IL 60606                                          Associate General
                                                            Counsel, formerly
                                                            Assistant General
                                                            Counsel (since September
                                                            1997) of John Nuveen &
                                                            Co. Incorporated; Vice
                                                            President and Assistant
                                                            Secretary of Nuveen
                                                            Advisory Corp. and
                                                            Nuveen Institutional
                                                            Advisory Corp.;
                                                            Assistant Secretary of
                                                            The John Nuveen Company
                                                            (since May 1994);
                                                            Chartered Financial
                                                            Analyst.

--------
*Mr. Schwertfeger is an interested person of the Fund.
+Person is affiliated with the Fund and affiliated with the Fund's adviser or principal underwriter.

Timothy R. Schwertfeger and Peter R. Sawers serve as members of the Executive Committee of the Board of Directors. The Executive Committee, which meets be-tween regular meetings of the Board of Directors, is authorized to exercise all of the powers of the Board of Directors provided that the scope of the powers of the Executive Committee, unless otherwise specifically authorized by the full Board, shall be limited to (i) emergency matters where assembling the full Board in a timely manner is impracticable (and in which event management would take all reasonable steps to quickly notify the individual Board members of the actions taken by the Executive Committee), or (ii) matters of administrative or restricted nature.

The directors of the Fund are directors, or trustees, as the case may be, of 39 Nuveen open-end portfolios and 55 Nuveen closed-end funds. Mr. Schwertfeger is also trustee of 11 Nuveen open-end and closed-end funds advised by Nuveen In-stitutional Advisory Corp.

The following table sets forth compensation paid by the Fund during the fiscal year ended February 28, 1999 to each of the directors. The Fund has no retire-ment or pension plans. The officers and directors affiliated with Nuveen serve without any compensation from the Fund.

                                                              Total Compensation
                                                  Aggregate   From the Fund and
                                                Compensation  Fund Complex Paid
Name of Director                                from the Fund    to Directors
--------------------------------------------------------------------------------
Robert P. Bremner..............................     $807           $73,000
Lawrence H. Brown..............................     $873           $80,250
Anne E. Impellizzeri...........................     $807           $73,000
Peter R. Sawers................................     $807           $73,500
William J. Schneider...........................     $807           $73,000
Judith M. Stockdale............................     $807           $73,500

Each director who is not affiliated with Nuveen or Nuveen Advisory receives a fee. The Fund requires no employees other than its officers, all of whom are compensated by Nuveen.

The officers and directors of each Fund, in the aggregate, own less than 1% of the shares of the Fund.


As of June 22, 1999, there are no shareholders known by the Fund to own of rec-ord or beneficially 5% or more of the Fund's shares.

             INVESTMENT ADVISER AND INVESTMENT MANAGEMENT AGREEMENT

Nuveen Advisory acts as investment adviser for the Fund and in such capacity manages the investment and reinvestment of the assets of the Fund. Nuveen Advi-sory also administers the Fund's business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as directors or officers of the Fund if elected to such positions. See "Who Man-ages the Fund" in the Prospectus.

Pursuant to an investment management agreement between Nuveen Advisory and the Fund, the Fund has agreed to pay annual management fees at the rates set forth below, which are based on the Fund's average daily net asset value:

Average Daily Net Asset Value  Management Fee
---------------------------------------------
First
 $125M                          0.5000 of 1%
Next $125M                      0.4875 of 1%
Next $250M                      0.4750 of 1%
Next $500M                      0.4625 of 1%
Next $1B                        0.4500 of 1%
Over $2B                        0.4250 of 1%

Through December 31, 1999, Nuveen Advisory has undertaken to reimburse Fund ex-penses in an amount necessary to limit total operating expenses to .75 of 1% of the Fund's daily net asset value. Thereafter, Nuveen Advisory may choose to modify, continue or discontinue these reimbursements at its sole discretion.

Before June 1999 and pursuant to an investment management agreement between Nuveen Advisory and the Fund, the Fund agreed to pay annual management fees at the rates set forth below, which are based on the Fund's average daily net as-set value:

Average Daily Net Asset
Value                       Management Fees
-------------------------------------------
For the first $500 million      .5000 of 1%
For the next $500 million       .4750 of 1%
For assets over $1 billion      .4500 of 1%

For periods before June 1999, Nuveen Advisory had agreed to waive all or a por-tion of its management fee or reimburse certain expenses of the Fund in order to prevent total operating expenses of (including Nuveen Advisory's management fee, but excluding interest, taxes, fees incurred in acquiring and disposing of portfolio securities, any asset-based distribution or service fees and, to the extent permitted, extraordinary expenses) in any fiscal year from exceeding .75 of 1% of the average daily net asset value of the Fund. Nuveen Advisory could also voluntarily agree to reimburse additional expenses from time to time, which could be terminated at any time in its discretion. For the last three fiscal years, the Fund paid net management fees to Nuveen Advisory as follows:

        Management Fees Net of
                Expense            Fee Waivers and Expense
     Reimbursement Paid to Nuveen  Reimbursements for the
      Advisory for the Year Ended        Year Ended
     ----------------------------- -----------------------
      2/28/97   2/28/98   2/28/99  2/28/97 2/28/98 2/28/99
                                    ----------------------
     1,377,941 1,196,845 1,146,839 165,912 178,780 131,692

Nuveen Advisory is a wholly-owned subsidiary of John Nuveen & Co. Incorporated ("Nuveen"), the Fund's principal underwriter. Nuveen and its affiliates have sponsored or underwritten more than $60 billion of investment company securi-ties. Over 1,300,000 individuals have invested to date in Nuveen's funds and trusts. Founded in 1898, Nuveen is a subsidiary of The John Nuveen Company which, in turn, is approximately 78% owned by The St. Paul Companies, Inc. ("St. Paul"). St. Paul is located in St. Paul, Minnesota and is principally en-gaged in providing property-liability insurance through subsidiaries.

Nuveen Advisory's portfolio managers call upon the resources of Nuveen's Re-search Department. The Nuveen Research Department reviews more than $100 bil-lion in municipal bonds every year.

The Fund, the other Nuveen funds, Nuveen Advisory, and other related entities have adopted a code of ethics which essentially prohibits all Nuveen fund man-agement personnel, including Nuveen fund portfolio managers, from engaging in personal investments which compete or interfere with, or attempt to take advan-tage of, the Fund's anticipated or actual portfolio transactions, and is de-signed to assure that the interest of Fund shareholders are placed before the interest of Nuveen personnel in connection with personal investment transac-tions.

                             PORTFOLIO TRANSACTIONS

Nuveen Advisory, in effecting purchases and sales of portfolio securities for the account of the Fund, will place orders in such manner as, in the opinion of management, will offer the best price and market for the execution of each transaction. Portfolio securities will normally be purchased directly from an underwriter or in the over-the-counter market from the principal dealers in such securities, unless it appears that a better price or execution may be ob-tained elsewhere. Portfolio securities will not be purchased from Nuveen or its affiliates except in compliance with the Investment Company Act of 1940.

The Fund since its inception has effected all portfolio transactions on a prin-cipal (as opposed to an agency) basis and, accordingly, has not paid any bro-kerage commissions.

Purchases from underwriters include a commission or concession paid by the is-suer to the underwriter, and purchases from dealers include the spread between the bid and asked price. Given the best price and execution obtainable, it is the practice of the Fund to select dealers which, in addition, furnish research information (primarily credit analyses of issuers) and statistical and other services to Nuveen Advisory. It is not possible to place a dollar value on in-formation and statistical and other services received from dealers. Since it is only supplementary to Nuveen Advisory's own research efforts, the receipt of research information is not expected to reduce significantly Nuveen Advisory's expenses. Any research benefits obtained are available to all of Nuveen Advisory's other clients. While Nuveen Advisory will be primarily responsible for the placement of the Fund's business, the policies and practices of Nuveen Advisory in this regard must be consistent with the foregoing and will, at all times, be subject to review by the Board of Directors of the Fund.

Nuveen Advisory reserves the right to, and does, manage other investment ac-counts and investment companies or other clients which may have investment ob-jectives similar to the Fund. Subject to applicable laws and regulations, Nuveen Advisory will attempt to allocate equitably portfolio transactions among the Fund and the portfolios of its other clients purchasing securities whenever decisions are made to purchase or sell securities by the Fund and one or more of such other clients simultaneously. In making such allocations the main fac-tors to be considered will be the respective investment objectives of the Fund and such other clients, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment by the Fund and such other clients, the size of investment commitments generally held by the Fund and such other clients and opinions of the persons responsible for recom-mending investments to the Fund and such other clients.

While this procedure could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Fund's Board of Directors that the benefits available from Nuveen Advisory's organization will outweigh any disadvantage that may arise from ex-posure to simultaneous transactions.

Under the Investment Company Act of 1940, the Fund may not purchase portfolio securities from any underwriting syndicate of which Nuveen is a member except under certain limited conditions set forth in Rule 10f-3. The Rule sets forth requirements relating to, among other things, the type of securities purchased by the Fund and the amount of securities which may be purchased in any one is-sue. In addition, purchases of securities made pursuant to the terms of the Rule must be approved at least quarterly by the Board of Directors of the Fund, including a majority of the members thereof who are not interested persons of the Fund.

                                NET ASSET VALUE

As stated in the Prospectus, the net asset value of the shares of the Fund will be determined by The Chase Manhattan Bank, the Fund's custodian, as of 12:00 noon, Eastern Time, (1) on each day on which the Federal Reserve Bank of Boston is normally open and (2) on any day during which there is sufficient degree of trading in the Fund's portfolio securities that the current net asset value of the Fund's shares might be materially affected by such changes in the value of the portfolio securities. The Federal Reserve Bank of Boston is not open and the Fund will similarly not be open on New Year's Day, Martin Luther King's Birthday, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veteran's Day, Thanksgiving Day and Christmas Day. It is possible that changing circumstances during the year will result in addition or deletions to the above lists. The net asset value per share will be computed by dividing the value of the portfolio securities held by the Fund, plus cash or other assets, less liabilities, by the total number of shares outstanding at such time.

As stated in the Prospectus, the Fund will seek to maintain a net asset value of $1.00 per share. In this connection, the Fund values its portfolio securi-ties at their amortized cost, as permitted by the Securities and Exchange Com-mission (the "Commission") under Rule 2a-7 under the Investment Company Act of 1940. This method does not take into account unrealized securities gains or losses. It involves valuing an instrument at its cost on the date of purchase and thereafter assum-ing a constant amortization to maturity of any discount or premium. While this method provides certainty in valuation, it may result in periods during which the value of an investment, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield on shares of the Fund may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of mar-ket prices for all of its portfolio instruments. Thus, if the use of the amor-tized cost method by the Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from an investment in a fund utilizing solely market values, and existing investors in the Fund would receive less in-vestment income. The converse would apply in a period of rising interest rates.

The Fund, as a condition to the use of amortized cost and the maintenance of its per share net asset value of $1.00, must maintain a dollar-weighted average portfolio maturity of 90 days or less, only purchase instruments having remain-ing maturities of 397 days or less, and invest only in securities determined to be of high quality with minimal credit risks. The Fund may invest in variable and floating rate instruments even if they carry stated maturities in excess of 397 days, upon certain conditions contained in rules and regulations issued by the Securities and Exchange Commission under the Investment Company Act of 1940, but will do so only if there is a secondary market for such instruments or if they carry demand features, permissible under rules of the Commission for money market funds, to recover the full principal amount thereof upon specified notice at par, or both.

The Board of Trustees, pursuant to Rule 2a-7, has established procedures de-signed to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such pro-cedures will include review of the Fund's portfolio holdings by the Board of Trustees, at such intervals as it may deem appropriate, to determine whether the net asset value calculated by using available market quotations or market equivalents deviates from $1.00 per share based on amortized cost. Market quo-tations and market equivalents used in such review may be obtained from a pric-ing agent approved by the Board of Trustees. The Board has selected Nuveen Ad-visory to act as pricing agent, but in the future may select an independent pricing service to perform this function. In serving as pricing agent, Nuveen Advisory will follow guidelines adopted by the Board, and the Board will moni-tor Nuveen Advisory to see that the guidelines are followed. The pricing agent will value the Fund's investment based on methods which include consideration of yield or prices of municipal obligations of comparable quality, coupon, ma-turity, and type; indications as to values from dealers; and general market conditions. The pricing agent may employ electronic data processing techniques and/or a matrix system to determine valuations. The extent of any deviation be-tween the Fund's net asset value based on the pricing agent's market valuation and $1.00 per share based on amortized cost will be examined by the Board of Trustees. If such deviation exceeds 1/2 of 1%, the Board of Trustees will promptly consider what action, if any, will be initiated. In the event the Board of Trustees determines that a deviation exists which may result in mate-rial dilution or other unfair results to investors or existing shareholders, it has agreed to take such corrective action as it regards as necessary and appro-priate, including the sale of portfolio instruments prior to maturity to real-ize capital gains or losses or to shorten average portfolio maturity; withhold-ing dividends or payment of distributions from capital gains; redemption of shares in kind; or establishing a net asset value per share by using available market quotations.

                                  TAX MATTERS

Federal Income Tax Matters
The following discussion of federal income tax matters is based upon the advice of Morgan, Lewis & Bockius LLP, Washington, D.C., counsel to the Fund.

The Fund intends to qualify, as it has in prior years, under Subchapter M of the Internal Revenue Code of 1986, as amended, (the "Code"), for tax treatment as a regulated investment company. In order to qualify as a regulated investment company, the Fund must satisfy certain requirements relating to the source of its income, diversification of its assets, and distributions of its income to shareholders. First, the Fund must derive at least 90% of its annual gross income (including tax-exempt interest) from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities, foreign currencies or other income (including but not limited to gains from options and futures) derived with respect to its business of investing in such stock or securities (the "90% gross income test"). Second, the Fund must diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets is comprised of cash, cash items, United States Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the total assets is invested in the securities of any one issuer (other than United States Government securities and securities of other regulated investment companies) or two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses.

As a regulated investment company, the Fund will not be subject to federal in-come tax on the portion of its net investment income and net realized gain that is currently distributed to shareholders in any taxable year for which the Fund distributes at least 90% of the sum of (i) its "investment company taxable in-come" (which includes dividends, taxable interest, taxable original issue dis-count and market discount income, income from securities lending, net short-term capital gain in excess of long-term capital loss, and any other taxable income other than "net capital gain" (the excess of its net long-term capital gain over its short-term capital loss) and is reduced by deductible expenses) and (ii) its "net tax-exempt interest" (the excess of its gross tax-exempt in-terest income over certain disallowed deductions).

The Fund also intends to satisfy conditions which will enable it to designate certain distributions, as Exempt Interest Dividends. Shareholders receiving Exempt Interest Dividends will not be subject to regular federal income tax on the amount of such dividends.

Distributions by the Fund of net interest income received from certain taxable investments (such as certificates of deposit, commercial paper and obligations of the United States Government, its agencies and instrumentalities) and net short-term capital gains realized by the Fund, if any, will be taxable to shareholders as ordinary income whether received in cash or additional shares. If the Fund purchases a security at a market discount, any gain realized by the Fund upon the sale or redemption of the security will be treated as taxable interest income to the extent such gain does not exceed the market discount, and any gain realized in excess of the market discount will be treated as a capital gain. Any net long-term capital gains realized by the Fund and distributed to shareholders in cash or in additional shares will be taxable to shareholders as long-term capital gains regardless of the length of time investors have owned shares of the Fund. The Fund does not expect to realize significant long-term capital gains. Because the taxable portion of the Fund's investment income consists primarily of interest, none of its dividends, whether or not treated as exempt-interest dividends, is expected to qualify under the Internal Revenue Code for the dividends received deductions for corporations.

Capital gains are taxable to shareholders either as ordinary income or as long-term capital gains, depending on how long the fund owned the investment. Early in each year, you will receive a statement detailing the amount and nature of all capital gains that you were paid during the prior year.

In the very unlikely event that the fund realizes capital gains or ordinary income subject to regular federal income tax, it will pay any capital gains or other taxable distributions in December.

If the Fund has both tax-exempt and taxable income, it will use the "average annual" method for determining the designated percentage that is taxable income and designate the use of such method within 60 days after the end of the Fund's taxable year. Under this method, one designated percentage is applied uniformly to all distributions made during the Fund's taxable year. The percentage of income designated as tax-exempt for any particular distribution may be substantially different from the percentage of the Fund's income that was tax-exempt during the period covered by the distribution.

Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by the Fund (and received by the shareholders) on December 31.

The redemption or exchange of the shares of the Fund is not expected to result in capital gain or loss to the shareholders because the Fund's net asset value is expected to remain constant at $1.00 per share. To the extent that the Fund's net asset value is greater or less than $1.00 per share, redemptions or exchanges may result in capital gain or loss to the shareholder.

In order to avoid a 4% federal excise tax, the Fund must distribute or be deemed to have distributed by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least
98% of the excess of its realized capital gains over its realized capital losses (generally computed on the basis of the one-year period ending on Octo-ber 31 of such year) and 100% of any taxable ordinary income and the excess of realized capital gains over realized capital losses for the prior year that was not distributed during such year and on which the Fund paid no federal income tax. The Fund intends to make timely distributions in compliance with these re-quirements and consequently it is anticipated that it generally will not be re-quired to pay the excise tax.

If in any year the Fund should fail to qualify under Subchapter M for tax treatment as a regulated investment company, the Fund would incur a regular corporate federal income tax upon its income for that year (other than interest income from tax-exempt securities) and distributions to its shareholders out of net interest income from tax-exempt securities or other investments, or out of net capital gains, would be taxable to shareholders as ordinary dividend income for federal income tax purposes to the extent of the Fund's available earnings and profits.

The Fund may invest in the type of private activity bonds the interest on which is not federally tax-exempt to persons who are "substantial users" of the fa-cilities financed by such bonds or "related persons" of such "substantial us-ers." Accordingly, the Fund may not be an appropriate investment for a share-holder who is considered either a "substantial user" or a "related person" within the meaning of the Code. In general, a "substantial user" of a facility financed from the proceeds of private activity bonds includes a "non-exempt person who regularly uses a part of such facility in his trade or business." "Related persons" are in general defined to include persons among whom there exists a relationship, either by family or business, which would result in a disallowance of losses in transactions among them under various provisions of the Code (or if they are members of the same controlled group of corporations under the Code). This includes a partnership and each of its partners (includ-ing their spouses and minor children) and an S corporation and each of its shareholders (and their spouses and minor children). Various combinations of these relationships may also constitute "related persons" under the Code. For additional information, investors should consult their tax advisers before in-vesting in the Fund.

Federal tax law imposes an alternative minimum tax with respect to both corpo-rations and individuals. Interest on certain securities, such as bonds issued to make loans for housing purposes or to private entities (but not for certain tax-exempt organizations such as universities and non-profit hospitals), is in-cluded as an item of tax preference in determining the amount of a taxpayer's alternative minimum taxable income. To the extent that the Fund receives income from securities subject to the alternative minimum tax, a portion of the divi-dends paid by it, although otherwise exempt from federal income tax, will be taxable to shareholders to the extent that their tax liability is determined under the alternative minimum tax regime. The Fund will annually supply share-holders with a report indicating the percentage of Fund income attributable to securities subject to the federal alternative minimum tax.

In addition, the alternative minimum taxable income for corporations is in-creased by 75% of the difference between an alternative measure of income ("ad-justed current earnings") and the amount otherwise determined to be the alter-native minimum taxable income. Interest on all securities, and therefore all distributions by the Fund that would otherwise be tax-exempt, is included in calculating a corporation's adjusted current earnings.

Individuals whose provisional income exceeds a base amount will be subject to federal income tax on up to one-half of their social security or railroad re-tirement benefits. Provisional income currently includes adjusted gross income, one-half of social security benefits and tax-exempt interest, including exempt-interest dividends from the Fund. Individuals whose modified income exceeds an adjusted base amount are required to include in gross income up to 85% of their social security or railroad retirement benefits.

The Code provides that interest on indebtedness incurred or continued to pur-chase or carry shares of the Fund is not deductible. Under rules used by the IRS for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares of the Fund may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

The Fund is required in certain circumstances to withhold 31% of taxable divi-dends and certain other payments paid to non-corporate holders of shares who have not furnished to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifi-cates, or who are otherwise subject to back-up withholding.

The foregoing is a general and abbreviated summary of the provisions of the Code and Treasury Regulations presently in effect as they directly govern the taxation of the Fund and its shareholders. For complete provisions, reference should be made to the pertinent Code sections and Treasury Regulations. The Code and Treasury Regulations are subject to change by legislative or adminis-trative action, and any such change may be retroactive with respect to Fund transactions. Shareholders are advised to consult their own tax advisers for more detailed information concerning the federal taxation of the Fund and the income tax consequences to its shareholders.

State Tax Matters
The following is based upon the advice of Morgan, Lewis & Bockius LLP, Washing-ton, D.C. counsel to the Fund, and assumes that the Fund will be qualified as a regulated investment company under Subchapter M of the Code.

The exemption from federal income tax for distributions which are designated Exempt Interest Dividends will not necessarily result in exemption under the income or other tax laws of any state or local taxing authority. The laws of the several states and local taxing authorities vary with respect to the taxa-tion of such distributions, and shareholders of the Fund are advised to consult their own tax advisers in that regard.

                            PERFORMANCE INFORMATION

The historical performance may be expressed in terms of "yield," "effective yield" or "taxable equivalent yield." The Fund's "yield" refers to the rate of income generated by an investment in the Fund over a specified seven-day peri-od, expressed as an annualized figure. "Effective yield" is calculated simi-larly except that, when annualized, the income earned by the investment is as-sumed to be reinvested. Due to this compounding effect, the effective yield will be slightly higher than the yield. Yield figures will fluctuate over time. "Taxable equivalent yield" is the yield that a taxable investment would need to generate in order to equal the Fund's yield on an after-tax basis for an in-vestor in a stated tax bracket (normally assumed to be the bracket with the highest marginal tax rate). A taxable equivalent yield quotation will be higher than the yield or the effective yield quotations for the Fund. The Fund's yield and effective yield for the seven-day period ended February 28, 1999 were 2.47% and 2.50%, respectively. These various measures of performance are described below.

Yield is computed in accordance with a standard method prescribed by rules of the Securities and Exchange Commission. Under that method, current yield is based on a seven-day period and is computed as follows: The Fund's net invest-ment income per share for the period is divided by the price per share (ex-pected to remain constant at $1.00) at the beginning of the period, the result (the "base period return") is divided by 7 and multiplied by 365, and the re-sulting figure is carried to the nearest hundredth of one percent. For the purpose of this calculation, the Fund's net investment income per share includes its accrued interest income plus or minus amortized purchase discount or premium less accrued expenses, but does not in-clude realized capital gains or losses or unrealized appreciation or deprecia-tion of investments.

The Fund's effective yield is calculated by taking the base period return (com-puted as described above) and calculating the effect of assumed compounding. The formula for effective yield is: (base period return + 1) 365/7 - 1.

Taxable equivalent yield is computed by dividing that portion of the Fund's yield which is tax-exempt by 1 minus the stated federal income tax rate and adding the result to that portion, if any, of the yield of the Fund that is not tax-exempt. Based upon (1) a 1999 federal income tax of 39.6, and (2) the yield for the Fund as described above for the seven-day period ended February 28, 1999, the taxable equivalent yield for the Fund for that period was 4.09%.

The Fund's yield will fluctuate, and the publication of annualized yield quota-tions is not a representation of what an investment in the Fund will actually yield for any given future period. Actual yields will depend not only on changes in interest rates on money market instruments during the period in question, but also on such matters as the Fund's expenses.

In reports or other communications to shareholders or in advertising and sales literature, the Fund may compare its performance to that of other money market mutual funds tracked by Lipper Analytical Services, Inc. ("Lipper"), by Donoghue's Money Fund Report ("Donoghue's") or similar services or by financial publications such as Barron's, Changing Times, Forbes and Money Magazine. Per-formance comparisons by these indexes, services or publications may rank mutual funds over different periods of time by means of aggregate, average, year-by-year or other types of performance figures. Lipper performance calculations in-clude the reinvestment of all capital gain and income dividends for the periods covered by the calculations. As reported by Donoghue's, all investment results represent total return (annualized results for the period net of management fees and expenses) and one year investment results are effective annual yields assuming reinvestment of dividends.

A comparison of tax-exempt and taxable equivalent yields is one element to con-sider in making an investment decision. The Fund may from time to time in its advertising and sales materials compare its then current yields as of a recent date with the yields on taxable investments such as corporate or U.S. Govern-ment bonds and bank CDs or money market accounts, each of which has investment characteristics that may differ from those of the Fund. U.S. Government bonds, for example, are backed by the full faith and credit of the U.S. Government, and bank CDs and money market accounts are generally shorter term investments insured by an agency of the federal government. Bank money market accounts and money market funds provide stability of principal but pay interest at rates which vary with the condition of the short-term taxable debt market.

The following table shows the effects for individuals of federal income taxes on the amount that those subject to a given tax rate would have to put into a tax-free investment in order to generate the same after-tax income as a taxable investment.*

  Read down to find the amount of a tax-free investment at the specified rate that would provide the same after-tax income as a $50,000 taxable invest-ment at the stated taxable rate.

          2.00%    2.50%    3.00%    3.50%    4.00%    4.50%    5.00%
Taxable  Tax-Free Tax-Free Tax-Free Tax-Free Tax-Free Tax-Free Tax-Free
-----------------------------------------------------------------------
3.00%    $ 51,750 $41,400  $34,500  $29,571  $25,875  $23,000  $20,700
-----------------------------------------------------------------------
4.00%    $ 69,000 $55,200  $46,000  $39,429  $34,500  $30,667  $27,600
-----------------------------------------------------------------------
5.00%    $ 86,250 $69,000  $57,500  $49,286  $43,125  $38,333  $34,500
-----------------------------------------------------------------------
6.00%    $103,500 $82,800  $69,000  $59,143  $51,750  $46,000  $41,400
-----------------------------------------------------------------------
7.00%    $120,750 $96,600  $80,500  $69,000  $60,375  $53,667  $48,300
-----------------------------------------------------------------------

*The dollar amounts in the table reflect a 31% federal income tax rate.

The table is for illustrative purposes only and is not intended to predict the actual return you might earn on your investment. The Fund occasionally may ad-vertise its performance in similar tables using a different current tax rate than that shown here. The tax rate shown here may be higher or lower than your actual tax rate; a higher tax rate would tend to make the dollar amounts in the table lower, while a lower tax rate would make the amounts higher. You should consult your tax adviser to determine your actual tax rate.

Taxable Equivalent Yield Tables
The following tables show the effects for individuals of federal income taxes on what you would have to earn on a taxable investment to equal a given tax-free yield. These tables are for illustrative purposes only and are not in-tended to predict the actual return you might earn on a Fund investment. The Fund occasionally may advertise its performance in similar tables using other current tax rates than those shown here. The tax rates used in these tables have been rounded to the nearest one-half of one percent. They are based upon published 1999 marginal federal tax rates and do not take into account changes in tax rates that are proposed from time to time. A taxpayer's marginal tax rate is affected by both his taxable income and his adjusted gross income. The tables assume taxpayers are not subject to any alternative minimum taxes and deduct any state income taxes paid on their federal income tax return. They re-flect the effect of the current federal tax limitations on itemized deductions and personal exemptions, which were designed to phase out certain benefits of these deductions for higher income taxpayers. These limitations are subject to certain maximums, which depend on the number of exemptions claimed and the to-tal amount of the taxpayer's itemized deductions. For example, the limitation on itemized deductions will not cause a taxpayer to lose more than 80% of his allowable itemized deductions with certain exceptions. The tax rates shown here may be higher or lower than your actual tax rate.

Marginal tax rates for joint taxpayers with four personal exemptions

                    Federal                      Tax-Free Yield
  Federal          Adjusted Federal  2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00%
  Taxable             Gross     Tax -----------------------------------------------------------------------
   Income            Income   Ratio         Taxable Equivalent Yield
-----------------------------------------------------------------------------------------------------------
$      0-
   42,350  $      0-124,500    15.0% 2.35  2.94  3.53  4.12  4.71  5.29  5.88
  42,350-
  102,300         0-124,500    28.0  2.78  3.47  4.17  4.86  5.58  6.25  6.94
            124,500-186,800    29.0  2.82  3.52  4.23  4.93  5.63  6.34  7.04
 102,300-
  155,050         0-124,500    31.0  2.90  3.62  4.35  5.07  5.80  6.52  7.25
            124,500-186,800    32.0  2.94  3.68  4.41  5.15  5.88  6.62  7.35
            186,800-309,300    34.5  3.05  3.82  4.58  5.34  6.11  6.87  7.63
 155,950-
  278,450   124,500-186,800    37.0  3.17  3.97  4.78  5.56  6.35  7.14  7.94
            186,800-309,300    40.0  3.33  4.17  5.00  5.83  6.67  7.50  8.33
               Over 309,300    37.0  3.17  3.97  4.76  5.56  6.35  7.14  7.94
     Over
  278,450   186,800-309,300    44.0  3.57  4.46  5.36  6.25  7.14  8.04  8.93
               Over 309,300    41.0  3.39  4.24  6.06  5.93  6.78  7.63  8.47
-----------------------------------------------------------------------------------------------------------

Marginal tax rates for single taxpayers with one personal exemption

                    Federal Combined
  Federal          Adjusted    State              Tax-Free Yield
  Taxable             Gross      and  2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00%
   Income            Income  Federal  --------------------------------------------------------------------
                            Tax Rate         Taxable Equivalent Yield
----------------------------------------------------------------------------------------------------------
$      0-
   25,350  $      0-124,500     15.0% 2.35  2.94  3.53  4.12  4.71  5.29  5.88
  25,350-
   61,400         0-124,500     28.0  2.78  3.47  4.17  4.96  5.56  6.25  6.94
  61,400-
  128,100         0-124,500     31.0  2.90  3.62  4.35  5.07  5.80  6.52  7.25
            124,500-247,000     32.5  2.96  3.70  4.44  5.19  5.93  6.67  7.41
 128,100-
  278,450   124,500-247,000     38.0  3.23  4.03  4.84  5.65  6.45  7.26  8.06
               Over 247,000     37.0  3.17  3.97  4.76  5.58  6.35  7.14  7.94
     Over
  278,450      Over 247,000     41.0  3.38  4.24  5.08  5.93  6.78  7.63  8.47
----------------------------------------------------------------------------------------------------------

                ADDITIONAL INFORMATION ABOUT PURCHASES AND SALES

Exchange Privileges

You may exchange shares of the fund for the appropriate class of shares of any other open-end management investment company with reciprocal exchange privi-leges advised by Nuveen Advisory (the "Nuveen Funds"), into an identically reg-istered account, provided that the Nuveen Fund into which shares are to be ex-changed is offered in the shareholder's state of residence and that the shares to be exchanged have been held by the shareholder for a period of at least 15 days. You may exchange fund shares by calling (800) 257-8787 or by mailing your written request to our Transfer Agent. Shares of Nuveen Funds purchased subject to a front-end sales charge may be exchanged for shares of the fund or any other Nuveen Fund at the next determined net asset value without any front-end sales charge. No CDSC otherwise applicable will be assessed on an exchange, and the holding period of your investment will be carried over to the new fund for purposes of determining any future CDSC. You may exchange Class B shares for shares of a Nuveen money market fund. Shares of any Nuveen Fund purchased through dividend reinvestment or through reinvestment of Nuveen Definied Port-folio distributions (and any dividends thereon) may be exchanged for Class A shares of any Nuveen Fund without a front-end sales charge. Exchanges of shares with respect to which no front-end sales charge has been paid will be made at the public offering price, which may in-clude a front-end sales charge, unless a front-end sales charge has previously been paid on the investment represented by the exchanged shares (i.e., the shares to be exchanged were originally issued in exchange for shares on which a front-end sales charge was paid), in which case the exchange will be made at net asset value. Because certain other Nuveen Funds may determine net asset value and therefore honor purchase or redemption requests on days when the fund does not (generally, Martin Luther King's Birthday, Columbus Day and Veterans
Day), exchanges of shares of one of those funds for shares of the fund may not be effected on such days.

The total value of shares being exchanged must at least equal the minimum in-vestment requirement of the Nuveen Fund into which they are being exchanged. Exchanges are made based on the relative dollar values of the shares involved in the exchange, and will be effected by redemption of shares of the Nuveen Fund held and purchase of the shares of the other Nuveen Fund. For federal in-come tax purposes, any such exchange constitutes a sale and purchase of shares and may result in capital gain or loss. Before exercising any exchange, you should obtain the Prospectus for the Nuveen Fund into which shares are to be exchanged and read it carefully. If the registration of the account for the fund you are purchasing is not exactly the same as that of the fund account from which the exchange is made, written instructions from all holders of the account from which the exchange is being made must be received, with signatures guaranteed by a member of an approved Medallion Guarantee Program or in such other manner as may be acceptable to the fund. The exchange privilege may be modified or discontinued at any time. If you do not wish to have telephone ex-change privileges, you must indicate this in the "Telephone Services" section of your Account Application or otherwise notify the Fund in writing of your desire.

Additional Information

An account will be maintained for each shareholder of record in the fund by our Transfer Agent. Share certificates will be issued only upon written request of the shareholder to our Transfer Agent. No certificates are issued for frac-tional shares. The Fund reserves the right to reject any purchase order and to waive or increase minimum investment requirements.

Confirmations of each purchase and redemption order as well as monthly state-ments are sent to every shareholder. Master accounts also receive a monthly summary report setting forth the share balance and dividends earned for the month for each sub-account established under that master account.

To assist those institutions performing their own-sub-accounting, same day in-formation as to the fund's daily per share income to seven decimal places and the one-day yield to four decimal places are normally available by 3:30 p.m., Eastern Time.

A change in registration or transfer of shares held in the name of a broker/dealer can only be effected by an order in good form from the broker/dealer acting on behalf of the investor. Broker/dealers are encouraged to open single master accounts. However, some broker/dealers may wish to use our Transfer Agent's sub-accounting system to minimize their internal record-keeping requirements. A broker/dealer or other investor requesting shareholder servicing or accounting other than the master account or subaccounting service offered by the Fund will be required to enter into a separate agreement with the agent for these services for a fee to be determined in accordance with the level of services to be furnished.

Banks and other organizations through which investors may purchase shares of the Fund may impose charges in connection with purchase orders. Investors should contact their institutions directly to determine what charges, if any, may be imposed.

Subject to the rules of the SEC, the fund reserves the right to suspend the continuous offering of the shares at any time, but such suspension shall not affect the shareholder's right of redemption as described below. The fund also reserves the right to reject any purchase order and to waive or increase mini-mum investment requirements.

Telephone Redemption via Fund DirectSM
To redeem shares held in non-certificate form by telephone with the redemption proceeds paid via Fund Direct-Electronic Funds Transfer, you must complete the Telephone Services section of the enclosed Application Form and return it to Nuveen or our Transfer Agent. If you did not authorize Telephone Redemption via Fund Direct when you opened your account, you may do so by sending a writ-ten request to the Fund signed by each account owner with signatures guaran-teed by a member of an approved Medallion Guarantee Program or in such other manner as may be acceptable to the fund. Proceeds of share redemptions made by Fund Direct will be transferred only to the commercial bank account specified by the shareholder. Redemption proceeds may be delayed one additional business day if the Federal Reserve Bank of Boston or the Federal Reserve Bank of New York is closed on the day the redemption proceeds would ordinarily be wired.

If you have authorized Telephone Redemption via Fund Direct, you can take ad-vantage of two methods of telephone redemption: regular telephone redemption and expedited telephone redemption. You may make regular Fund Direct redemp-tion requests by calling Nuveen at (800) 257-8787. If a regular telephone re-demption request is received prior to 4:00 p.m. Eastern Time, the shares to be redeemed earn income on the day the request is made, and the redemption is ef-fected on the following business day. For regular redemption requests received after 4:00 p.m. Eastern Time, the shares to be redeemed earn income through the following business day, and the redemption is effected on the second busi-ness day following the request. For all regular redemptions, you will typi-cally receive your funds within three business days after your redemption is effected. You may make expedited telephone redemption requests to redeem shares that are worth at least $1,000 by calling Nuveen at (800) 257-8787. If an expedited redemption request is received by 12:00 noon Eastern Time, the shares to be redeemed do not earn income on that day, but the redemption is effected, and you will normally receive your funds, on that day. If an expe-dited redemption request is received after 12:00 noon Eastern Time, the shares to be redeemed earn income on the day the request is received. The redemption is effected, and you will normally receive your funds, on the next business day following the request. The Fund reserves the right to charge a fee for ex-pedited redemption requests.

How to Change Authorized Redemption Instructions
In order to establish multiple accounts, or to change the account or accounts designated to receive redemption proceeds, a written request specifying the change must be sent to Nuveen. This request must be signed by each account owner with signatures guaranteed by a member of an approved Medal-lion Guarantee Program or in such other manner as may be acceptable to the Fund. Further documentation may be required from corporations, executors, trustees or personal representatives.

The Fund reserves the right to refuse a telephone redemption and, at its op-tion, may limit the timing, amount or frequency of these redemptions. This pro-cedure may be modified or terminated at any time, on 30 days' notice, by the Fund. The Fund, the transfer agent and Nuveen will not be liable for following telephone instructions reasonably believed to be genuine.

Redemption in Kind

The Fund has committed to pay in cash all redemption requests made by each shareholder during any 90 day period up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. This commitment is irrevocable without the prior approval of the SEC and is a fundamental policy of the Fund which may not be changed without shareholder approval. In the case of redemption requests in excess of such amounts, the Board of Directors re-serves the right to have the Fund make payment in whole or in part in securi-ties or other assets of the Fund in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the ex-isting shareholders. In this event, the securities would be valued in the same manner as the portfolio of the Fund is valued. If the recipient were to sell such securities, he or she would incur brokerage charges.

Other Practices

The Fund may encourage registered representatives and their firms to help ap-portion their assets among bonds, stocks and cash, and may seek to participate in programs that recommend a portion of their assets be invested in money mar-ket instruments.

The Fund may suspend the right of redemption or delay payment more than seven days (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund normally utilizes is restricted, or an emergency exists as determined by the SEC so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the SEC by order may permit for protection of the shareholders of the Fund.

The Fund has authorized certain brokers and firms to accept purchase and re-demption orders on its behalf. The Fund will consider an order to be "received" when such a broker or firm accepts the order from its customer.

In addition to the types of compensation to dealers to promote sales of Fund shares that are described in the prospectus, Nuveen may from time to time make additional reallowances only to certain authorized dealers who sell or are ex-pected to sell certain minimum amounts of shares of the Nuveen Mutual Funds during specified time periods.

                                  SERVICE PLAN

The Fund has adopted a Service Plan pursuant to Rule 12b-1 under the 1940 Act. The Plan was adopted by the Board of Directors, including a majority of direc-tors who are not interested persons and who have no direct or indirect finan-cial interest in the Plan, and approved by shareholders.

Under the Plan, the Fund pays Nuveen an annual fee according to the schedule below. Nuveen will pay this fee to authorized dealers of record, including Nuveen, for providing ongoing services to the Fund and its shareholders. Such services generally include establishing and maintaining shareholder accounts, processing purchase and redemption orders, arranging for bank wires and answer-ing shareholder inquiries. Under the Plan, the Fund pays the entire amount of the fees. Nuveen may, in its discretion and from its own resources, pay certain financial service firms additional amounts for services rendered to sharehold-ers.

The annual 12b-1 fee under the Plan is computed as follows:

Net Assets of Serviced     12b-1
Accounts                    Fee
--------------------------------
Less than $2 million       .10%
$2 million to $5 million   .15%
$5 million to $10 million  .20%
$10 million and over       .25%
--------------------------------

Under the Plan, the Controller or Treasurer of the fund will report quarterly to the Board of Directors for its review amounts expended for distribution services. The Plan, may be terminated at any time, without the payment of any penalty, by a vote of a majority of the directors who are not "interested per-sons" and who have no direct or indirect financial interest in the Plan or any related agreements or by vote of a majority of the outstanding voting securi-ties of the fund. The Plan may be renewed from year to year if approved at least annually by a vote of the Board of Directors and a vote of the non-inter-ested directors who have no direct or indirect financial interest in the Plan or the related service agreements cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be continued only if the Directors who vote to approve such continuance conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under applicable law, that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Plan is intended to benefit the fund by promoting the sale of fund shares, which in turn leads to economies of scale and helps assure the continued viability of the fund. The Plan may not be amended to increase materially the cost which the fund may bear under the Plan without shareholder approval, and any other material amendments of the Plan must be approved by the non-interested directors by a vote cast in person at a meeting called for the purpose of considering such amendments. During the continuance of the Plan, as required by the Rule, the selection and nomination of the non-interested direc-tors of the fund will be committed to the discretion of the non-interested di-rectors then in office. Nuveen's compensation under the Plan is not based on Nuveen's expenses incurred in providing services to shareholders.

No director of the fund and no "interested" person of the fund has any direct or indirect financial interest in the Plan or any agreement related to the Plan.

Before June 1999, Fund shares were offered subject to a 12b-1 fee pursuant to a Distribution Plan. The Plan was adopted by a vote of the Board of Directors in-cluding a majority of the directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan. Under the Plan, the Fund and Nuveen paid fees to service organizations for services rendered in the distribution of shares of the Fund or the servic-ing of shareholder accounts. Nuveen entered into service agreements with orga-nizations who render such services. Service payments to such organizations were made in accordance with the following schedule:

Daily Average Assets of  Payment on an
Serviced Accounts        Annualized Basis
-----------------------------------------
$0-$2 Million               .10 of 1%
$2-$5 Million               .15 of 1%
$5-$10 Million              .20 of 1%
$10 Million and Over        .30 of 1%

Payments of the above fees were split evenly between Nuveen and the fund and thus the maximum the fund paid on an annualized basis was .15 of 1%. Nuveen could, in its discretion, pay from its own resources to a service organization satisfying certain criteria an additional amount not to exceed in the case of a given service organization the greater of (a) .05 of 1% per year based on aver-age assets of accounts serviced, or (b) the amount by which the payment, if based on .30 of 1% of average assets of accounts serviced, would have exceeded the actual amount of the payment under the above schedule. Expenses that are incurred under the Plan in a given fiscal year but not reimbursed by the Fund in that year are not carried over to future years. For the fiscal year ended February 28, 1999, the Fund paid fees to service organizations under the Plan in the amount of $115,000.

                 OTHER INFORMATION REGARDING SHARES OF THE FUND

Shareholders should note that when a fund dividend check has been returned to the sender by the post office after repeated mailings, the shareholder account will thereafter be registered for automatic reinvestment of dividends and thus the dividend check and future dividend checks will be reinvested in additional Fund shares. Shareholders are reminded that they need to advise the Funds promptly in writing of any change in address.

The Glass-Steagall Act and other applicable laws, among other things, may limit banks from engaging in the business of underwriting, selling or distributing securities. Since the only functions of banks who may be engaged as service or-ganizations is to perform administrative shareholder servicing functions, the fund believes that such laws should not preclude a bank from acting as a serv-ice organization. However, future changes in either federal or state statutes or regulations relating to the permissible activities of banks and their sub-sidiaries or affiliates, as well as judicial or administrative decisions or in-terpretations of statutes or regulations, could prevent a bank from continuing to perform all or a part of its shareholder servicing activities. If a bank were prohibited from so acting, its shareholder customers would be permitted to remain shareholders of the Fund and alternative means for continuing the ser-vicing of such shareholders would be sought.

Nuveen serves as the principal underwriter of the shares of the fund pursuant to a "best efforts" arrangement as provided by a distribution agreement with the Fund, dated February 1, 1987 and last renewed on February 24, 1993 ("Dis-tribution Agreement"). Pursuant to the Distribution Agreement, the Fund, ap-pointed Nuveen to be its agent for the distribution of the Fund's shares on a continuous offering basis. Nuveen sells shares to or through brokers, dealers, banks or other qual-ified financial intermediaries (collectively referred to as "Dealers"), or oth-ers, in a manner consistent with the Fund's then effective registration state-ment. Pursuant to the Distribution Agreement, Nuveen, at its own expense, fi-nances certain activities incident to the sale and distribution of the Fund's shares, including printing and distributing of prospectuses and Statements of Additional Information to other than existing shareholders, the printing and distributing of sales literature, advertising and payment of compensation and giving of concessions to dealers. Expenses incurred in registering the Fund and its shares under federal and state securities laws are paid by the Fund.

To help advisers and investors better understand and more efficiently use an investment in the Fund to reach their investment goals, the Fund and its spon-sor, Nuveen, may advertise and create specific investment programs and systems. For example, such activities may include presenting information on how to use an investment in the Fund, alone or in combination with an investment in other mutual funds or unit investment trusts sponsored by Nuveen, to accumulate as-sets for future education needs or periodic payments such as insurance premi-ums. The Fund and its sponsor may produce software or additional sales litera-ture to promote the advantages of using the Fund to meet these and other spe-cific investor needs.

                              FINANCIAL STATEMENTS

The audited financial statements for the Fund's most recent fiscal year appear in the Fund's Annual Reports; and are incorporated herein by reference. The An-nual Reports accompany this Statement of Additional Information.

                           PART C--OTHER INFORMATION

                    NUVEEN MUNICIPAL MONEY MARKET FUND, INC.

                             333 West Wacker Drive

                            Chicago, Illinois 60606

                           PART C--OTHER INFORMATION

Item 23: Exhibits.

     (a) Articles of Incorporation of Registrant, as amended and as currently in effect. Filed as Exhibit 1 to Registrant's
              Registration Statement on Form N-1A (File No. 2-78736) and incorporated herein by reference thereto.
     (a)(1) Amendment to Articles of Incorporation of Registrant designating name change filed herewith.
     (b) By-Laws of Registrant as currently in effect. Filed as Exhibit 2 to Registrant's Registration Statement on Form N-1A (File No. 2-
              78736) and incorporated herein by reference thereto.
     (b)(1)   Amendment to By-Laws of Registrant filed herewith.
     (c)      Not applicable.
     (d)(1)   Investment Management Agreement between Registrant and Nuveen
              Advisory Corp. dated May 1, 1988. Filed as Exhibit 5(a) to Post-
              Effective Amendment No. 14 to the Registrant's Registration
              Statement on Form N-1A (File No. 2-78736) as filed on April 27,
              1995, and incorporated herein by reference thereto.
     (d)(2)   Renewal, dated May 5, 1998, of Investment Management Agreement.
              Filed as Exhibit 5(b) to Post-Effective Amendment No. 17 to the
              Registrant's Registration Statement on Form N-1A (File No. 2-
              78736) as filed on June 16, 1998, and incorporated herein by reference thereto.
     (e)(1)   Distribution Agreement between Registrant and John Nuveen & Co.
              Incorporated, dated August 2, 1982. Filed as Exhibit 6 to
              Registrant's Registration Statement on Form N-1A (File No. 2-
              78736) and incorporated herein by reference thereto.
     (e)(2)   Renewal, dated July 31, 1997, of Distribution Agreement. Filed as
              Exhibit 6(b) to Post-Effective Amendment No. 17 to the
              Registrant's Registration Statement on Form N-1A (File No. 2-
              78736) as filed on June 16, 1998, and incorporated herein by reference thereto.
     (e)(3) Renewal, dated July 31, 1998, of Distribution Agreement filed herewith.
     (f)      Not applicable.
     (g)(1).  Custody Agreement, dated October 1, 1993, between Registrant and
              United States Trust Company of New York. Filed as Exhibit 8 to
              Post-Effective Amendment No. 13 to Registrant's Registration
              Statement on Form N-1A (File No. 2-78736) and incorporated herein by reference thereto.
     (g)(2). Letter evidencing assignment of U.S. Trust Company of New York's rights and responsibilities under the Custody Agreement to The
              Chase Manhattan Bank, and is incorporated herein by reference thereto.

     (h).      Transfer Agency Agreement between Registrant and Chase Global
               Funds Services Company, dated August 24, 1998 filed herewith.
     (i).      Opinion of Morgan, Lewis & Bockius LLP filed herewith.
     (j).      Consent of Independent Public Accountants filed herewith.
     (k).      Not applicable.
     (l).      Not applicable.
     (m).      Registrant's 12b-1 Service Plan filed herewith.
     (n).      Not applicable.
     (o).      Not applicable.
     99(p).    Form of Money Market Fund Insurance Program filed herewith.
     99(s)(1). Certified copy of resolution of Board of Directors authorizing the signing of the names of officers and directors on the
               Registration Statement pursuant to power of attorney filed herewith.
     99(s)(2). Original Power of Attorney for Judith M. Stockdale authorizing, among others, Gifford R. Zimmerman and Larry W. Martin to
               execute the Registration Statement on her behalf as one of the
               Registrant's Directors was filed as Exhibit 99(c) to Post-
               Effective Amendment No. 17 to Registrant's Registration
               Statement on Form N-1A (File No. 2-78736) as filed on June 16,
               1998, and is incorporated herein by reference thereto. Original
               Powers of Attorney for all of Registrant's other Directors authorizing, among others, Gifford R. Zimmerman and Larry W.
               Martin to execute the Registration Statement were filed as
               Exhibit 99(c) to Post-Effective Amendment No. 16 to Registrant's
               Registration Statement on Form N-1A (File No. 2-78736) as filed on June 2, 1997, and is incorporated herein by reference
               thereto.

Item 24: Persons Controlled by or under Common Control with Registrant Not applicable.

Item 25: Indemnification
Section 2-418 of the General Corporation Law of Maryland provides for Indemni-fication of officers and directors. Article NINTH of the Articles of Incorpo-ration of Registrant provides as follows:

  NINTH: To the maximum extent permitted by the General Corporation Law of the State of Maryland, as from time to time amended, the Corporation shall indemnify its currently acting and its former directors, officers, employ-ees and agents, and those persons who, at the request of the Corporation serve or have served another corporation, partnership, joint venture, trust or other enterprise in one or more such capacities. The indemnification provided for herein shall not be deemed exclusive of any other rights to which those seeking indemnification may otherwise be entitled.

  Expenses (including attorneys' fees) incurred in defending a civil or crim-inal action, suit or proceeding (including costs connected with the prepa-ration of a settlement) may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding, if authorized by the Board of Directors in the specific case, upon receipt of an undertaking by or on behalf of the director, officer, employee or agent to repay that amount of the advance which exceeds the amount which it is ultimately de-termined that he is entitled to receive from the Corporation by reason of indemnification as authorized herein; provided, however, that prior to mak-ing any such advance at least one of the following conditions shall have been met: (1) the indemnitee shall provide a security for his undertaking,
  (2) the Corporation shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the disinterested, non-party directors of the Corporation, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that there is reason to believe that the indemnitee ultimately will be found and entitled to indemnification.

  Nothing in these Articles of Incorporation or in the By-Laws shall be deemed to protect or provide indemnification to any director or officer of the Corporation against any liability to the Corporation or to its security holders to which he would otherwise be subject by reason of willful misfea-sance, bad faith, gross negligence or reckless disregard of the duties in-volved in the conduct of his office ("disabling conduct"), and the Corpora-tion shall not indemnify any of its officers or directors against any lia-bility to the Corporation or to its security holders unless a determination shall have been made in the manner provided hereafter that such liability has not arisen from such officer's or director's disabling conduct. A de-termination that an officer or director is entitled to indemnification shall have been properly made if it is based upon (1) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified ("indemnitee") was not liable by reason of disabling conduct or, (2) in the absence of such a decision, a reason-able determination, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, by (a) the vote of a major-ity of a quorum of directors who are neither "interested persons" of the Corporation as defined in the Investment Company Act of 1940 nor parties to the proceeding, or (b) an independent legal counsel in a written opinion.

                               -----------------

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to the officers, directors or controlling persons of the Registrant pursuant to the Articles of Incorporation of the Registrant or oth-erwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as ex-pressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by an officer or director or control-ling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such officer, director or controlling persons in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling pre-cedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The directors and officers of the Registrant (and of the other management in-vestment companies for which Nuveen Advisory serves as investment adviser) are covered by an Investment Trust Errors and Omissions policy in the aggregate amount of $20,000,000 (with a maximum deductible of $500,000) against liabil-ity and expenses of claims of wrongful acts arising out of their position with the Registrant (and such other companies), except for matters which involve willful acts, bad faith, gross negligence and willful disregard of duty (i.e., where the insured did not act in good faith for a purpose he or she reasonably believed to be in the best interest of the applicable investment company or where he or she had reasonable cause to believe this conduct was unlawful).

Item 26: Business and Other Connections of Investment Adviser

Nuveen Advisory Corp. serves as investment adviser to the following open-end management type investment companies: Nuveen Flagship Multistate Trust I, Nuveen Flagship Multistate Trust II, Nuveen Flagship Multistate Trust III, Nuveen Flagship Multistate Trust IV, Nuveen Flagship Municipal Trust, Nuveen Taxable Funds Inc., Nuveen Money Market Trust, and Nuveen Municipal Money Mar-ket Fund, Inc. It also serves as investment adviser to the following closed-end management investment companies: Nuveen Municipal Value Fund, Inc., Nuveen California Municipal Value Fund, Inc., Nuveen New York Municipal Value Fund, Inc., Nuveen Municipal Income Fund, Inc., Nuveen Premium Income Municipal Fund, Inc., Nuveen Performance Plus Municipal Fund, Inc., Nuveen California Performance Plus Municipal Fund, Inc., Nuveen New York Performance Plus Munic-ipal Fund, Inc., Nuveen Municipal Advantage Fund, Inc., Nuveen Municipal Mar-ket Opportunity Fund, Inc., Nuveen California Municipal Market Opportunity Fund, Inc., Nuveen Investment Quality Municipal Fund, Inc., Nuveen California Investment Quality Municipal Fund, Inc., Nuveen New York Investment Quality Municipal Fund, Inc., Nuveen Insured Quality Municipal Fund, Inc., Nuveen Florida Investment Quality Municipal Fund, Nuveen New Jersey Investment Qual-ity Municipal Fund, Inc., Nuveen Pennsylvania Investment Quality Municipal Fund, Nuveen Select Quality Municipal Fund, Inc., Nuveen California Select Quality Municipal Fund, Inc., Nuveen New York Select Quality Municipal Fund, Inc., Nuveen Quality Income Municipal Fund, Inc., Nuveen Insured Municipal Op-portunity Fund, Inc., Nuveen Florida Quality Income Municipal Fund, Nuveen Michigan Quality Income Municipal Fund, Inc., Nuveen Ohio Quality Income Mu-nicipal Fund, Inc., Nuveen Texas Quality Income Municipal Fund, Nuveen Cali-fornia Quality Income Municipal Fund, Inc., Nuveen New York Quality Income Mu-nicipal Fund, Inc., Nuveen Premier Municipal Income Fund, Inc., Nuveen Premier Insured Municipal Income Fund, Inc., Nuveen Premium Income Municipal Fund 2, Inc., Nuveen Insured California Premium Income Municipal Fund, Inc., Nuveen
Insured New York Premium Income Mu     -
nicipal Fund, Inc., Nuveen Select Maturities Municipal Fund, Nuveen Arizona Premium Income Municipal Fund, Inc., Nuveen Insured Florida Premium Income Mu-nicipal Fund, Nuveen Michigan Premium Income Municipal Fund, Inc., Nuveen New Jersey Premium Income Municipal Fund, Inc., Nuveen Premium Income Municipal Fund 4, Inc., Nuveen Insured California Premium Income Municipal Fund 2, Inc., Nuveen Pennsylvania Premium Income Municipal Fund 2, Nuveen Maryland Premium Income Municipal Fund, Nuveen Massachusetts Premium Income Municipal Fund, Nuveen Virginia Premium Income Municipal Fund, Nuveen Washington Premium In-come Municipal Fund, Nuveen Connecticut Premium Income Municipal Fund, Nuveen Georgia Premium Income Municipal Fund, Nuveen Missouri Premium Income Munici-pal Fund, Nuveen North Carolina Premium Income Municipal Fund, Nuveen Califor-nia Premium Income Municipal Fund, Nuveen Insured Premium Income Municipal Fund 2, Nuveen Dividend Advantage Municipal Fund, Nuveen California Dividend Advantage Municipal Fund, and Nuveen New York Dividend Advantage Municipal Fund. Nuveen Advisory Corp. has no other clients or business at the present time. The principal business address for all of these investment companies is 333 West Wacker Drive, Chicago, Illinois 60606.

For a description of other business, profession, vocation or employment of a substantial nature in which any director or officer, other than Timothy R. Schwertfeger, of the investment adviser has engaged during the last two years for his account or in the capacity of director, officer, employee, partner or trustee, see the descriptions under "Management" in the Statement of Addi-tional Information.

Timothy R. Schwertfeger is Chairman and Director of Nuveen Advisory Corp., the investment adviser. Mr. Schwertfeger has, during the last two years, been Chairman and formerly Executive Vice President and Director of The John Nuveen Company, John Nuveen & Co. Incorporated, and Nuveen Institutional Advisory Corp.; Chairman and Director (since January 1997) of Nuveen Asset Management, Inc.; Director (since 1996) of Institutional Capital Corporation.

Item 27: Principal Underwriters

(a) John Nuveen & Co. Incorporated ("Nuveen") acts as principal underwriter to the following open-end management type investment companies: Nuveen Flagship Multistate Trust I, Nuveen Flagship Multistate Trust II, Nuveen Flagship Multistate Trust III, Nuveen Flagship Multistate Trust IV, Nuveen Flagship Mu-nicipal Trust, Nuveen Municipal Money Market Fund, Inc., Nuveen Money Market Trust, Nuveen Taxable Funds, Inc., Nuveen Investment Trust, Nuveen Investment Trust II and Nuveen Investment Trust III. Nuveen also acts as depositor and principal underwriter of the Nuveen Tax-Exempt Unit Trust and Nuveen Unit Trusts, registered unit investment trusts. Nuveen has also served as a co-man-aging underwriter of the shares of Nuveen Municipal Value Fund, Inc., Nuveen California Municipal Value Fund, Inc., Nuveen New York Municipal Value Fund, Inc., Nuveen Municipal Income Fund, Inc., Nuveen Premium Income Municipal Fund, Inc., Nuveen Performance Plus Municipal Fund, Inc., Nuveen California Performance Plus Municipal Fund, Inc., Nuveen New York Performance Plus Munic-ipal Fund, Inc., Nuveen Municipal Advantage Fund, Inc., Nuveen Municipal Mar-ket Opportunity Fund, Inc., Nuveen California Municipal Market Opportunity Fund, Inc., Nuveen Investment Quality Municipal Fund, Inc., Nuveen California Investment Quality Municipal Fund, Inc., Nuveen New York Investment Quality Municipal Fund, Inc., Nuveen Insured Quality Municipal

Fund, Inc., Nuveen Florida Investment Quality Municipal Fund, Nuveen New Jer-sey Investment Quality Municipal Fund, Inc., Nuveen Pennsylvania Investment Quality Municipal Fund, Nuveen Select Quality Municipal Fund, Inc., Nuveen California Select Quality Municipal Fund, Inc., Nuveen New York Select Quality Municipal Fund, Inc., Nuveen Quality Income Municipal Fund, Inc., Nuveen In-sured Municipal Opportunity Fund, Inc., Nuveen Florida Quality Income Munici-pal Fund, Nuveen Michigan Quality Income Municipal Fund, Inc., Nuveen Ohio Quality Income Municipal Fund, Inc., Nuveen Texas Quality Income Municipal Fund, Nuveen California Quality Income Municipal Fund, Inc., Nuveen New York Quality Income Municipal Fund, Inc., Nuveen Premier Municipal Income Fund, Inc., Nuveen Premier Insured Municipal Income Fund, Inc., Nuveen Select Tax-Free Income Portfolio, Nuveen Premium Income Municipal Fund 2, Inc., Nuveen Insured California Premium Income Municipal Fund, Inc., Nuveen Insured New York Premium Income Municipal Fund, Inc., Nuveen Select Maturities Municipal Fund, Nuveen Arizona Premium Income Municipal Fund, Inc., Nuveen Insured Flor-ida Premium Income Municipal Fund, Nuveen Michigan Premium Income Municipal Fund, Inc., Nuveen New Jersey Premium Income Municipal Fund, Inc., Nuveen Pre-mium Income Municipal Fund 4, Inc., Nuveen Insured California Premium Income Municipal Fund 2, Inc., Nuveen Pennsylvania Premium Income Municipal Fund 2, Nuveen Maryland Premium Income Municipal Fund, Nuveen Massachusetts Premium Income Municipal Fund, Nuveen Virginia Premium Income Municipal Fund, Nuveen Washington Premium Income Municipal Fund, Nuveen Connecticut Premium Income Municipal Fund, Nuveen Georgia Premium Income Municipal Fund, Nuveen Missouri Premium Income Municipal Fund, Nuveen North Carolina Premium Income Municipal Fund, Nuveen California Premium Income Municipal Fund, Nuveen Insured Premium Income Municipal Fund 2, Nuveen Select Tax-Free Income Portfolio 2, Nuveen In-sured California Select Tax-Free Income Portfolio, Nuveen Insured New York Se-lect Tax-Free Income Portfolio, Nuveen Select Tax-Free Income Portfolio 3, Nuveen Dividend Advantage Municipal Fund, Nuveen California Dividend Advantage Municipal Fund and Nuveen New York Dividend Advantage Municipal Fund.

(b)

Name and
Principal
Business         Positions and Offices   Positions and Offices
Address          with Underwriter        with Registrant
-------------------------------------------------------------------------------
Timothy R.       Chairman of the Board,  Chairman of the Board
Schwertfeger     Chief Executive Officer and Director
333 West Wacker  and Director
Drive
Chicago, IL
60606
John P. Amboian  President               None
333 West Wacker
Drive
Chicago, IL
60606
Alan G.          Vice President          Vice President and Assistant Secretary
Berkshire
333 West Wacker
Drive
Chicago, IL
60606
William Adams    Vice President          None
IV
333 West Wacker
Drive
Chicago, IL
60606

Clifton L. Fenton         Vice President          None
333 West Wacker Drive
Chicago, IL 60606
Kathleen M. Flanagan      Vice President          None
333 West Wacker Drive
Chicago, IL 60606
Stephen D. Foy            Vice President          Vice President and Controller
333 West Wacker Drive
Chicago, IL 60606
Robert D. Freeland        Vice President          None
333 West Wacker Drive
Chicago, IL 60606
Michael G. Gaffney        Vice President          None
333 West Wacker Drive
Chicago, IL 60606
Anna R. Kucinskis         Vice President          None
333 West Wacker Drive
Chicago, IL 60606
Robert B. Kuppenheimer    Vice President          None
333 West Wacker Drive
Chicago, IL 60606
Larry W. Martin           Vice President and      Vice President and
333 West Wacker Drive     Assistant Secretary     Assistant Secretary
Chicago, IL 60606
Thomas C. Muntz           Vice President          None
333 West Wacker Drive
Chicago, IL 60606
Stuart W. Rogers          Vice President          Vice President
333 West Wacker Drive
Chicago, IL 60606
Bradford W. Shaw, Jr.     Vice President          None
333 West Wacker Drive
Chicago, IL 60606
Paul C. Williams          Vice President          None
333 West Wacker Drive
Chicago, IL 60606

Margaret E. Wilson             Vice President and                   None
333 West Wacker Drive          Corporate Controller
Chicago, IL 60606
Gifford R. Zimmerman           Vice President and                   Vice President and
333 West Wacker Drive          Assistant Secretary                  Secretary
Chicago, IL 60606

Item 28: Location of Account and Records
Nuveen Advisory Corp., 333 West Wacker Drive, Chicago, Illinois 60606, main-tains Articles of Incorporation, By-Laws, minutes of directors and shareholder meetings, contracts and all advisory material of the investment adviser.

The Chase Manhattan Bank, 4 New York Plaza, New York, New York 10004, main-tains all general and subsidiary ledgers, journals, trial balances, records of all portfolio purchases and sales, and all other required records not main-tained by Nuveen Advisory Corp. or Chase Global Funds Services Company.

Chase Global Funds Services Company, P.O. Box 5186, New York, New York 10274-5186, will maintain all the required records in its capacity as transfer, dividend paying, and shareholder service agent for the Registrant.

Item 29: Management Services
Not applicable.

Item 30: Undertakings
Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 19 to Registration Statement No. 2-78736 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, State of Illinois on the 25th day of June, 1999.

                                         NUVEEN MUNICIPAL MONEY MARKET FUND,
                                         INC.

                                              /s/ Gifford R. Zimmerman
                                         --------------------------------------
                                          Gifford R. Zimmerman, Vice President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

           Signature                     Title                       Date
           ---------                     -----                       ----
     /s/ Stephen D. Foy
-------------------------------
        Stephen D. Foy          Vice President and              June 25, 1999
                                 Controller (Principal
                                 Financial and
                                 Accounting Officer)

    Timothy R. Schwertfeger     Chairman of the Board
                                 and Director (Principal
                                 Executive Officer)
       Robert P. Bremner        Director
       Lawrence H. Brown        Director                    /s/ Gifford R.
     Anne E. Impellizzeri       Director                       Zimmerman
        Peter R. Sawers         Director
     William J. Schneider       Director
      Judith M. Stockdale       Director

                                                    By_________________________
                                                         Gifford R. Zimmerman
                                                           Attorney-in-Fact

                                                         June 25, 1999

An original power of attorney authorizing, among others, Gifford R. Zimmerman to execute this Registration Statement, and Amendments thereto, for each of the other officers and directors of the Registrant has been executed and is incorporated by reference in this Registration Statement.